UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per exchange Act Rules 14a-6(i)(1) and 0-11.

The Macerich Company

April 23, 2025

Dear Fellow Stockholders:

On behalf of the Board of Directors and the entire leadership team, we cordially invite you to attend the 2025 Annual Meeting of Stockholders of The Macerich Company (the “Annual Meeting”) to be held on Monday, June 2, 2025 at 9:00 a.m. Eastern Time. In order to provide expanded access for participation by stockholders, this year’s Annual Meeting will be conducted virtually. You will be able to attend the virtual Annual Meeting and vote during the live audio webcast by visiting:

www.virtualshareholdermeeting.com/MAC2025

Please see the “About Our Annual Meeting” section in the accompanying Proxy Statement for more details regarding the logistics of the virtual Annual Meeting and technical details and support related to accessing the virtual platform for the Annual Meeting.

At our Annual Meeting, you will be asked to consider and vote on the following matters:

(1)	election of the eight directors named in the accompanying Proxy Statement;

(2)	approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in the accompanying Proxy Statement;

(3)	ratification of the appointment of KPMG LLP as our independent registered public accounting firm; and

(4)	the transaction of such other business as may properly come before our Annual Meeting and any postponement or adjournment thereof.

The accompanying Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement describes each of these matters in further detail.

Your vote is important. Even if you plan to attend the Annual Meeting via the live webcast, please submit your proxy as promptly as possible — by telephone, via the internet or, if you requested a printed set of the Company’s proxy materials, by completing, signing and returning your proxy card. To be counted, a proxy authorization must be received by 11:59 p.m. Eastern Time on Sunday, June 1, 2025.

We look forward to welcoming you at our Annual Meeting and thank you for your continued support.

Jackson Hsieh	Steven R. Hash
President and Chief Executive Officer	Chairman of the Board

THE MACERICH COMPANY

401 WILSHIRE BOULEVARD

SUITE 700

SANTA MONICA, CALIFORNIA 90401

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 2, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The Macerich Company, a Maryland corporation (the “Company”), will be held via live audio webcast on Monday, June 2, 2025 at 9:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/MAC2025, to consider and vote on the following matters:

(1)	the election of eight directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

(2)	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in the accompanying Proxy Statement;

(3)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

(4)	the transaction of such other business as may properly come before our Annual Meeting and any postponement or adjournment thereof.

Action may be taken on the foregoing matters at our Annual Meeting on the date specified above, or on any date or dates to which our Annual Meeting may be postponed or adjourned. Only stockholders of record of our common stock at the close of business on March 28, 2025 will be entitled to notice of, and to vote at, our Annual Meeting.

Record stockholders may authorize their Proxies:

•	By Internet: Go to the website address shown on your Proxy.

•	By Toll-Free Telephone: If you received a printed set of Proxy Materials by mail, you may call the toll-free number shown on your Proxy and follow the recorded instructions.

•	By Mail: If you received a printed set of Proxy Materials by mail, you may mark, sign, date and promptly return the enclosed Proxy in the postage-paid envelope.

Beneficial stockholders: If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee on how to authorize voting of your shares of common stock at our Annual Meeting.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow us to furnish proxy materials to our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our Annual Meeting. On or about April 23, 2025, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2024 Annual Report to Stockholders and authorize their proxies online. All other stockholders will receive these materials by mail. If you only received a Notice of Internet Availability of Proxy Materials by mail, the Notice contains instructions on how you can obtain a paper copy of the Proxy Statement and Annual Report.

By Order of the Board of Directors

Ann C. Menard

Secretary

Santa Monica, California

April 23, 2025

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in our Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting or authorizing a proxy to vote your shares. Page references are supplied to help you find further information in our Proxy Statement.

Our Annual Meeting

TIME AND DATE: 9:00 a.m. Eastern Time Monday, June 2, 2025	PLACE: www.virtualshareholdermeeting.com/MAC2025	RECORD DATE: Close of business on March 28, 2025

Voting

Each share of our common stock, par value $0.01 per share (“Common Stock”), entitles the holder thereof to one vote for each director nominee and one vote on each of the other proposals to be voted upon at our Annual Meeting.

You may vote or authorize a proxy to vote by any of the following methods:

Internet: Go to the website address shown on your Proxy until 11:59 p.m., Eastern Time, the day before the Annual Meeting.

Telephone: Call the toll-free number shown on your Proxy and follow the recorded instructions. The deadline for submitting your Proxy by telephone is 11:59 p.m., Eastern Time, the day before the Annual Meeting.

Mail: Mark, sign, date and return your Proxy in the postage-paid envelope promptly so that it is received prior to the Annual Meeting.

About Our Annual Meeting

We provide answers to many questions about our Annual Meeting, including how to vote your shares, in our Q&A section beginning on page 1 of our Proxy Statement.

Proposals and Board Recommendations

Proposal		Board Recommendation	Page Reference

Proposal 1	Election of Eight Directors	For all nominees	5

Proposal 2	Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers	For	70

Proposal 3	Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	For	71

Transaction of any other business that properly comes before our Annual Meeting and any postponement or adjournment thereof

2025 PROXY STATEMENT i

PROXY STATEMENT SUMMARY

Our Core Values

Our Core Values define the principles that guide our actions, decisions and the culture we foster within Macerich. They represent the foundation upon which we build our relationships and how we conduct our business. Our Core Values embody our commitment to our retailers, our associates, our stockholders and the communities we serve.

MISSION

Own and operate thriving retail centers that bring communities together, and create long-term value for shareholders, partners and customers.

EXCELLENCE

Do our best. Take initiative, solve problems, be agile and drive continuous innovation. Perseverance is the key ingredient to success.

RELATIONSHIPS

Nurture relationships internally and externally through respect, collaboration and open communication.

OPTIMISM

Embrace a positive outlook as we embark on new strategies and overcome new challenges. Be resilient.

INTEGRITY

Do what we say we are going to do. Demonstrate humility, honesty and transparency. Present the news, good or bad.

EMPOWERMENT

Take ownership. Make decisions. Hold ourselves accountable. Challenge the status quo.

FUN

Enjoy ourselves. Build camaraderie within our employee community. Create properties where lasting memories are made. Celebrate successes and wins.

ii 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Our Business Highlights

2025 PROXY STATEMENT iii

PROXY STATEMENT SUMMARY

Our Director Nominees

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards

Steven R. Hash	60	2015	Retired Co-Founder, President and Chief Operating Officer of Renaissance Macro Research, LLC	✓	Capital Allocation; Executive (Chair) and ex-officio on other standing committees	Alexandria Real Estate Equities, Inc. and Nuveen Global Cities REIT, Inc.

Enrique Hernandez, Jr.	69	2022	Executive Chairman, Inter-Con Security Systems, Inc.	✓	Compensation (Chair); Nominating and Corporate Governance	Chevron Corporation

Daniel J. Hirsch	51	2018	Principal at Anzu Partners	✓	Capital Allocation; Compensation; Nominating and Corporate Governance (Chair)	None

Jackson Hsieh	64	2024	President and Chief Executive Officer of our Company		Capital Allocation; Executive	None

Diana M. Laing	70	2024	Retired Chief Financial Officer and Executive Vice President, American Homes 4 Rent	✓	Audit (Chair)	Alexander & Baldwin; CareTrust REIT; Host Hotels & Resorts, Inc.

Marianne Lowenthal	64	2022	President and Sole Principal, Granadier Co.	✓	Audit; Nominating and Corporate Governance	None

Devin I. Murphy	65	2025	Retired President, Phillips Edison & Company	✓	Compensation; Nominating and Corporate Governance	CoreCivic, Inc.; Phillips Edison & Company

Andrea M. Stephen	60	2013	Retired Executive Vice President, Investments of The Cadillac Fairview Corporation Limited	✓	Audit; Compensation; Capital Allocation; Executive	Slate Grocery REIT

Advisory Say-on-Pay Vote

At our 2024 annual meeting of stockholders, our stockholders approved our non-binding, advisory say-on-pay vote by approximately 91% of the votes cast.

Please review our Compensation Discussion and Analysis and the accompanying executive compensation tables for additional details about our executive compensation program, including information about our named executive officers’ 2024 compensation.

Ratification of our Independent Registered Public Accounting Firm

We are asking our stockholders to consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Executive Compensation Program Highlights

Our Compensation Committee believes that our executive compensation program should emphasize pay-for-performance and reflect the value created for our stockholders, while supporting our business strategies, operational goals and long-range plans. This summary of our Executive Compensation Program below and in our Compensation Discussion and Analysis included in this Proxy Statement relates to our 2024 compensation program for the executive officers serving in the positions described during 2024.

iv 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

2024 EXECUTIVE COMPENSATION

WHAT WE DO

✓

Pay for Performance. Executive compensation is heavily weighted toward “at risk” performance-based compensation. For our Chief Executive Officer, over 85% of his target compensation is contingent on our Company’s operating and stock performance. For our other named executive officers, over 75% of their average target compensation depends on our Company’s operating and stock performance.

✓

Performance-Based Compensation. For our Chief Executive Officer, 65% of his long-term incentive equity awards are in the form of performance-based LTIP Unit awards, which are subject to vesting based on our operational metrics and relative total stockholder return (“TSR”) compared to U.S.-based publicly-traded equity real estate investment trusts (“REITs”) that are categorized as “mall” or “shopping center” REITs. For our other named executive officers, 50% of their long-term incentive equity awards are in the form of performance-based LTIP Unit awards. Operational metrics and relative TSR performance are measured over a three-year period.

✓	“Double-Trigger” Equity Vesting. Our equity awards are subject to double-trigger vesting acceleration in connection with a change in control.

✓

Robust Stock Ownership Guidelines. Our Chief Executive Officer is required to own Common Stock with a value equal to 6x his base salary and our other named executive officers are required to own Common Stock with a value equal to 3x their respective base salaries. For purposes of meeting our stock ownership policies, certain of our other equity securities and units of The Macerich Partnership, L.P. (our “Operating Partnership”) may be combined with shares of Common Stock held by such individual. See “Stock Ownership Policies” in this Proxy Statement.

✓

Holding Period. Until the minimum required stock ownership level is achieved under our stock ownership policies, our named executive officers must retain 50% of the net-after-tax shares or units from vesting of equity compensation awards.

✓

Clawback Policy. Our Company’s Board of Directors (the “Board of Directors” or the “Board”) adopted a Compensation Recovery Policy that complies with the rules issued by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and requires the Company to recover all erroneously awarded incentive-based compensation received by executive officers during a specified look-back period in the event that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under federal securities laws.

✓	Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.

✓	Annual Say-on-Pay. We annually submit our executive compensation program for our named executive officers to say-on-pay advisory votes for stockholder consideration.

WHAT WE DON’T DO

Î	No Excessive Risk Taking. Our compensation program does not encourage excessive risk taking by participants.

Î	No Excise Tax Gross-Up Provisions. None of our agreements provide for excise tax gross-ups.

Î

No Repricing. We do not permit repricing of underwater options or stock appreciation rights (“SARs”) or permit exchange of underwater options or SARs for other awards or cash, without prior stockholder approval.

Î	Anti-Hedging. We do not allow hedging, monetization transactions, short sales or the purchase and sale of publicly traded options in our securities by any director, officer or employee.

Î

Anti-Pledging. We do not allow our directors or executive officers to pledge our securities unless they otherwise meet our stock ownership requirements. None of our directors or officers currently pledge our securities.

2025 PROXY STATEMENT v

PROXY STATEMENT SUMMARY

Corporate Governance Highlights

Our Board of Directors is committed to strong corporate governance. Our governance framework is designed to promote the long-term interests of our stockholders and strengthen Board and management accountability.

CORPORATE GOVERNANCE

WHAT WE DO

✓

MUTA Opt Out. In 2019, we opted out of the provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (often referred to as the Maryland Unsolicited Takeovers Act (“MUTA”)) and are prohibited from opting back into any of the MUTA provisions, including the provision allowing the Board to self-classify, without stockholder approval.

✓	No Poison Pill. No Stockholder Rights Plan in effect.

✓	Annual Election of Directors. Our Board consists of a single class of directors who stand for election each year.

✓

Majority Voting Standard for Directors with Director Resignation Policy. Our Bylaws include a majority voting standard for the election of directors. Under our Guidelines on Corporate Governance, any incumbent director who fails to receive the required vote for re-election must offer to resign from our Board of Directors.

✓	Independent Board. Seven of our eight director nominees are independent and all members serving on our Audit, Compensation and Nominating and Corporate Governance Committees are independent.

✓	Proxy Access. Our Bylaws include market-standard proxy access nominating provisions.

✓	Right to Amend our Bylaws. Our Bylaws permit stockholder-proposed bylaw amendments.

✓	Executive Sessions of our Board. An executive session of independent directors is held following each regularly-scheduled quarterly Board meeting.

✓

Independent Chairperson. Our Independent Chairperson ensures strong and independent leadership of our Board of Directors by, among other things, presiding at all meetings of our Board and calling and presiding at executive sessions of the non-management directors.

✓

Board Evaluations. Our Nominating and Corporate Governance Committee oversees annual evaluations of our Board and its committees, including separate committee self-evaluations, which are conducted by an independent third party. In addition, the Independent Chairman met individually with each director serving in 2024 to discuss key Board topics.

✓

Regular Succession Planning. As part of our human capital management strategy, a high priority is placed on regular and thoughtful succession planning for our senior management, which was recently demonstrated in connection with our transition to our new CEO in March 2024 and our new CFO in November 2024.

✓	No Over-boarding. Our written governance policy limits director membership on other public company boards subject to the discretion of our Board.

✓

Risk Oversight by Full Board and Committees. A principal function of our Board is to oversee risk assessment and risk management related to our business. Oversight for specific areas of risk exposure is delegated to our Board committees.

✓

Code of Ethics. A robust code of ethics is in place for our directors, officers and employees and a supplementary code of ethics is in place specifically for our Chief Executive Officer and senior financial officers.

✓

Environmental, Social and Governance Oversight. Our Nominating and Corporate Governance Committee has primary oversight responsibility for our environmental, social and governance programs, together with a cross-functional management committee to coordinate and communicate on our initiatives.

✓	Stockholder-requested Meetings. Our Bylaws permit stockholders to request the calling of special meetings of stockholders.

✓

Stockholder Engagement. Our Company and Board are committed to regularly engaging with our stockholders on our Company’s governance practices, compensation programs, performance, strategic direction and other key matters. Our Board and management continue to actively engage with our stockholders on an ongoing basis.

✓

Board Refreshment. We have a commitment to Board refreshment — over 60% of our director nominees have been elected to our Board since 2018 (excluding Diana Laing who rejoined our Board in 2024 and previously served on our Board from 2003 to 2022).

vi 2025 PROXY STATEMENT

THE MACERICH COMPANY

401 WILSHIRE BOULEVARD

SUITE 700

SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 2, 2025

We are sending you this Proxy Statement in connection with the solicitation of Proxies by our Board of Directors for exercise at our 2025 Annual Meeting of Stockholders and at any postponement or adjournment thereof. We are first providing this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy to our stockholders on or about April 23, 2025. Our 2024 Annual Report to Stockholders (“2024 Annual Report”), including financial statements for the fiscal year ended December 31, 2024, is being provided to stockholders concurrently with this Proxy Statement. Our 2024 Annual Report, however, is not part of the proxy solicitation material. We sometimes refer to The Macerich Company as our “Company,” “Macerich,” “we” or “us” and to our 2025 Annual Meeting of Stockholders, including any postponement or adjournment thereof, as our “Annual Meeting.”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 2, 2025. The Notice of the 2025 Annual Meeting, this Proxy Statement and our 2024 Annual Report are available at www.proxyvote.com.

ABOUT OUR ANNUAL MEETING

Why are you holding a virtual Annual Meeting?

We believe holding our Annual Meeting via live webcast is an environmentally-friendly way to provide expanded access, improved communication and cost savings for our stockholders and our Company. Although stockholders will not be permitted to physically attend the Annual Meeting, the virtual meeting provides the same rights to participate as an in-person meeting. During the Annual Meeting, you may vote your shares electronically.

What are the purposes of our Annual Meeting?

At our Annual Meeting, our stockholders will consider and vote on the following matters:

(1)	the election of eight directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

(2)	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in this Proxy Statement; and

(3)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

In addition, our stockholders will transact any other business that properly comes before our Annual Meeting and any postponement or adjournment thereof.

2025 PROXY STATEMENT 1

ABOUT OUR ANNUAL MEETING

Who is entitled to vote?

Only holders of record of our Common Stock at the close of business on the record date, March 28, 2025 (the “record date”), are entitled to notice of, and to vote at, our Annual Meeting. Holders of Common Stock are entitled to cast one vote for each director nominee and one vote on each of the other proposals to be voted upon at our Annual Meeting. Our Common Stock is our only class of securities entitled to vote at our Annual Meeting. Under applicable law and our charter, stockholders are not entitled to cumulative voting rights in the election of our directors.

Who can participate in our Annual Meeting?

All of our stockholders of record as of the close of business on the record date, or their duly appointed Proxy holders, may participate in the virtual meeting by visiting www.virtualshareholdermeeting.com/MAC2025. You will need the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompany your proxy materials. If you are not a stockholder of record but hold shares through a broker, bank or other nominee and wish to participate in the virtual meeting and you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with one. Non-stockholders will not be permitted to attend the virtual annual meeting.

What constitutes a quorum?

The presence, in person or by Proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at our Annual Meeting is necessary to constitute a quorum for the transaction of business at our Annual Meeting. As of the record date, 252,648,795 shares of Common Stock were outstanding and entitled to be voted by the holders thereof. Abstentions and broker non-votes will count toward the presence of a quorum. A “broker non-vote” occurs when there are both routine and non-routine matters on the proxy card and the broker marks a vote on the routine matter (either as instructed by the client or, if not instructed, in the broker’s discretion) and does not vote on the non-routine matters because under the New York Stock Exchange (“NYSE”) rules (“NYSE Rules”), the broker has no voting authority on such matters without the client’s instruction.

How do I vote?

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the Proxy holders how to vote your shares of Common Stock in one of the following ways:

•

Authorize your Proxy by Internet. You may authorize your Proxy over the Internet. The website for Internet authorization is provided on your Proxy in the printed set of Proxy materials that you received. Internet authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. In order to authorize your Proxy, you will need to have the control number that appears on the Proxy you received.

•

Authorize your Proxy by Telephone. If you received a printed set of the Proxy materials, you may authorize your Proxy by telephone by calling the toll-free number listed on your Proxy. Telephone authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. When you call, please have your Proxy in hand, and you will receive a series of voice instructions which will allow you to instruct your Proxy how to vote your shares of Common Stock. To authorize your Proxy by telephone, you will also need your control number referred to above.

•

Submit your Proxy by Mail. If you received a printed set of the Proxy materials, you may submit your Proxy by mail by marking, signing and dating the Proxy enclosed with the Proxy materials you received and returning it promptly to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided.

Voting by Proxy for Shares Held in Street Name. If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to authorize voting of your shares of Common Stock at our Annual Meeting.

2 2025 PROXY STATEMENT

ABOUT OUR ANNUAL MEETING

What if I sign and return a Proxy by mail or authorize my Proxy by telephone or the Internet but do not specify how I wish to vote my shares?

If you sign and return a Proxy or authorize your Proxy by telephone or the Internet but do not specify how your shares will be voted on one or more matters listed in the Notice of our Annual Meeting, the shares will be voted with respect to such matters as follows:

FOR the election of each of the eight nominees for director named in this Proxy Statement;

FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and

FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The holders of the Proxy will also have authority to vote in their discretion on any other matter that may be properly brought before our Annual Meeting and any postponement or adjournment thereof.

What does it mean if I receive more than one Proxy?

If you own shares of our Common Stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one set of Proxy materials. To ensure that all of your shares are voted, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

Will other matters be voted on at our Annual Meeting?

It is not anticipated that any matter, other than those set forth in this Proxy Statement, will be presented at our Annual Meeting. If other matters are properly presented, Proxies will be voted by the Proxy holders in their discretion. Stockholder votes will be tabulated by the person appointed to act as inspector of election for our Annual Meeting.

May I change my vote or revoke my Proxy after I return my Proxy?

If you are a stockholder of record as of the close of business on the record date, you may change your vote or revoke your Proxy before it has been voted at our Annual Meeting by:

•	filing a written revocation with the Secretary of The Macerich Company, at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401; or

•	authorizing a new Proxy by Internet, telephone or mail after the time and date of the previously authorized Proxy in the manner provided above under “How do I vote?”; or

•	participating in the Annual Meeting via live webcast and voting online during the Annual Meeting prior to the closing of the polls.

Only the most recently submitted Proxy will be counted and all others will be discarded regardless of the method of voting.

For shares of Common Stock you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at our Annual Meeting, by participating in the Annual Meeting via live webcast, through which you may vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you have submitted will be superseded.

2025 PROXY STATEMENT 3

ABOUT OUR ANNUAL MEETING

What are our Board of Directors’ recommendations?

Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote a properly submitted Proxy in accordance with the recommendations of our Board of Directors. Our Board’s recommendations, together with the description of each matter, are set forth in this Proxy Statement. Our Board recommends that you vote your shares:

FOR the election of eight directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and

FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

With respect to any other matter that properly comes before our Annual Meeting or any postponement or adjournment thereof, the Proxy holders will vote on such matter in their discretion.

What vote is required to approve each matter?

Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy is required by our charter and/or Bylaws for the election of each director nominee (proposal 1), for the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (proposal 2) and for the ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm (proposal 3). For purposes of these proposals, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect on the outcome of any of these proposals.

The proposal to approve the compensation of our named executive officers is advisory only and is not binding on our Company or our Board. Our Board values the opinion of our stockholders and our Board, or an appropriate committee of our Board, will consider the outcome of the vote on this proposal in considering what action, if any, should be taken in response to the advisory vote by stockholders.

4 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction: How Our Board Composition is Aligned with our Strategy

We have a long-term business strategy that focuses on leasing, management, redevelopment and development of regional retail centers. We believe that our business requires specialized skills across a broad array of disciplines for effective and profitable operations. Our Board of Directors consists of a highly experienced group of business leaders who share our values, oversee and support our strategy and reflect our culture. Many of our directors have served as executive officers or on boards and board committees of major companies and have an extensive understanding of the principles of corporate governance. Our nominees have experience in the following fields that are relevant to our Company, business, industry and strategies:

•	retail;

•	commercial real estate;

•	finance, capital markets and investments;

•	business operations;

•	transactions;

•	development;

•	risk oversight and management; and

•	IT and cybersecurity.

Under our Bylaws, our Board of Directors determines the number of our directors, provided that the number shall never be less than the minimum required by the Maryland General Corporation Law, which is one, nor more than twelve. Our Board of Directors currently consists of nine directors and we have nominated eight of our existing directors for re-election at our Annual Meeting.

On July 18, 2024, our Board of Directors appointed Diana M. Laing as a director and determined that she would be nominated for election by our stockholders at our Annual Meeting. Ms. Laing previously served on our Board from 2003 through 2022 and was recommended by Jackson Hsieh to rejoin our Board.

On January 17, 2025, our Board of Directors appointed Devin I. Murphy as a director, effective as of February 1, 2025, and determined that he would be nominated for election by our stockholders at our Annual Meeting. Mr. Murphy was initially recommended for consideration as a director by Jackson Hsieh.

Additionally, on March 12, 2025, Eric K. Brandt advised our Board that he would not stand for re-election at our Annual Meeting. Accordingly, Mr. Brandt’s present term will expire at our Annual Meeting and our Board has determined to reduce the size of the Board to eight members effective as of the Annual Meeting.

The present term of our eight director nominees will expire at our Annual Meeting. Other than Ms. Laing and Mr. Murphy, each of our director nominees were previously elected to serve on our Board by our stockholders at our 2024 Annual Meeting of Stockholders. Our director nominees, if elected at our Annual Meeting, will serve until our annual meeting of stockholders in 2026 and until their respective successors are duly elected and qualify.

Our Board of Directors, based on the recommendations of its Nominating and Corporate Governance Committee, has nominated the following individuals to serve as directors of our Company:

• Steven R. Hash	• Diana M. Laing

• Enrique Hernandez, Jr.	• Marianne Lowenthal

• Daniel J. Hirsch	• Devin I. Murphy

• Jackson Hsieh	• Andrea M. Stephen

2025 PROXY STATEMENT 5

PROPOSAL 1: ELECTION OF DIRECTORS

Each of our director nominees has consented to be nominated and to serve if elected. However, if any nominee becomes unable or unwilling for good cause to serve as a director if elected, the Proxy holders may vote for another person nominated by our Board of Directors, or the Board may reduce the size of the Board and number of nominees.

Our Board of Directors will consider a nominee for election to our Board recommended by a stockholder of record if the stockholder submits a written notice regarding such recommendation to the Nominating and Corporate Governance Committee c/o our Secretary in the manner described under the heading “Our Board of Directors and its Committees—Director Selection Process.”

Our charter and Bylaws provide that our directors are required to be elected by the affirmative vote of a majority of all the votes cast on the matter in person or by Proxy at our Annual Meeting at which a quorum is present. Our Guidelines on Corporate Governance further provide that any incumbent director who fails to receive the required vote for re-election must offer to resign from our Board. In that case, the Nominating and Corporate Governance Committee will make a recommendation to our Board on whether to accept or reject the offer to resign. Our Board will then act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days after the date of the certification of the election results. If the offer to resign is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is elected and qualifies. If the offer to resign is accepted, then our Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of our Board pursuant to our charter and Bylaws. The director whose offer to resign is under consideration will not participate in the Nominating and Corporate Governance Committee’s or our Board’s decision regarding whether to accept or reject such director’s offer to resign. The Board also adopted a policy that requires each incumbent director nominee to submit an irrevocable contingent resignation prior to the mailing of the proxy statement for an annual meeting at which the nominee’s candidacy will be considered.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES. PROXIES RECEIVED WILL BE VOTED “FOR” EACH OF OUR DIRECTOR NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

6 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTOR NOMINEES

The following matrix highlights the mix of key skills, qualities and experiences of the nominees that, among other factors, led our Board and the Nominating and Corporate Governance Committee to recommend these nominees for election to our Board. The matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience and oversight responsibilities. The demographic information presented below is based on voluntary self-identification by each nominee. More information on each director’s qualifications and background is included in the director biographies on the following pages.

	Steven R. Hash	Enrique Hernandez, Jr.	Daniel J. Hirsch	Jackson Hsieh	Diana M. Laing	Marianne Lowenthal	Devin I. Murphy	Andrea M. Stephen

Knowledge, Skills & Experience

Chief Executive Officer/ President/Founder	✓	✓		✓		✓	✓

Chief Financial Officer			✓		✓		✓

Retail and/or Commercial Real Estate	✓	✓	✓	✓	✓	✓	✓	✓

Financial Literacy	✓	✓	✓	✓	✓	✓	✓	✓

Finance/Capital Markets/ Investment	✓	✓	✓	✓	✓	✓	✓	✓

Business Operations	✓	✓	✓	✓	✓	✓	✓	✓

Risk Oversight/ Management	✓	✓	✓	✓	✓	✓	✓	✓

International	✓	✓		✓			✓	✓

Transactional Experience	✓	✓	✓	✓	✓	✓	✓	✓

ESG Oversight	✓	✓	✓	✓	✓		✓

IT and Cybersecurity		✓			✓

Demographics

Race/Ethnicity	White	Hispanic	White	Asian	White	White	White	White

Gender Expression	Male	Male	Male	Male	Female	Female	Male	Female

LGBTQ+						✓

Board Tenure

Years	10	3	7	1	<1	3	<1	12

2025 PROXY STATEMENT 7

PROPOSAL 1: ELECTION OF DIRECTORS

Steven R. Hash Independent Director Nominee Age: 60 Director Since: 2015 Board Committees: • Capital Allocation • Executive (Chair); ex officio on other standing committees

Key Qualifications, Experience and Attributes:

Mr. Hash serves as our Independent Chairman of the Board and brings extensive knowledge of real estate investment strategy and economic trends through years of real estate industry research and investment banking both domestically and internationally. In addition to important insights into the equity and capital markets and investor perspectives, he has valuable experience in accounting and financial reporting based upon his years as an auditor and senior equity research analyst. He also has important corporate governance and board leadership expertise, as well as human capital management and talent development knowledge through his positions at other publicly traded companies and at our Company.

Principal Occupation and Business Experience:

Mr. Hash was the co-founder of Renaissance Macro Research, LLC, an equity research and trading firm focused on macro research in the investment strategy, economics and Washington policy sectors, and served as its President and Chief Operating Officer from its inception in 2012 until his retirement in April 2020. Between 1993 and 2012, Mr. Hash held various leadership positions with Lehman Brothers (and its successor, Barclays Capital), including Global Head of Real Estate Investment Banking from 2006 to 2012, Chief Operating Officer of Global Investment Banking from 2008 to 2011, Director of Global Equity Research from 2003 to 2006, Director of U.S. Equity Research from 1999 to 2003, and Senior Equity Research Analyst from 1993 to 1999 covering the Real Estate Investment Trusts sector.

Other Public Company Boards:

•   Alexandria Real Estate Equities, Inc.

•   Nuveen Global Cities REIT, Inc.

Former Public Company Directorships Within the Last Five Years:

•   DiamondPeak Holdings Corp.

8 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Enrique Hernandez, Jr. Independent Director Nominee Age: 69 Director Since: 2022 Board Committees: • Compensation (Chair) • Nominating and Corporate Governance

Key Qualifications, Experience and Attributes:

Mr. Hernandez brings significant experience to our Board with more than three decades of business leadership in various industries. His tenure as a director at McDonald’s Corporation and as lead director and non-executive chairman at Nordstrom, Inc., as well as his current board membership, provide our Board with valuable knowledge and perspective in corporate governance, leadership and human capital development, finance and brand management.

Principal Occupation and Business Experience:

Mr. Hernandez served as Chairman and Chief Executive Officer of Inter-Con Security Systems, Inc. (“Inter-Con”), a provider of security services to corporations, governments, diplomatic missions and non-profit organizations from 1986 through 2021, and now serves as Executive Chairman. He was President of Inter-Con from 1986 to 2018 and served as Executive Vice President and Assistant General Counsel from 1984 to 1986. Mr. Hernandez earned his bachelor’s degree in government and economics from Harvard University and received his law degree from Harvard Law School.

Other Public Company Boards:

•   Chevron Corporation

Former Public Company Directorships Within the Last Five Years:

•   McDonald’s Corporation

Selected Directorships and Memberships:

•   Catalyst

•   Harvard College Visiting Committee

•   Harvard University Resources Committee

•   Ronald McDonald House Charities

•   John Randolph Haynes and Dora Haynes Foundation

2025 PROXY STATEMENT 9

PROPOSAL 1: ELECTION OF DIRECTORS

Daniel J. Hirsch Independent Director Nominee Age: 51 Director Since: 2018 Board Committees: • Capital Allocation • Compensation • Nominating and Corporate Governance (Chair)

Key Qualifications, Experience and Attributes:

Mr. Hirsch’s knowledge of the capital markets and real estate sector, as well as his investment experience, make him a valuable member of our Board. In addition, Mr. Hirsch’s substantive public company board experience, including his ten-year tenure on the board of directors of Playa Hotels & Resorts, brings valuable knowledge and experience to our Board deliberations.

Principal Occupation and Business Experience:

Mr. Hirsch is a principal of Anzu Partners, an investment firm focusing on industrial and life science technology companies, serving as a consultant and executive-in-residence, and held the roles of Chief Financial Officer and Secretary of Anzu Special Acquisition Corp I from October 2022 through September 2023. He was a principal of Cascade Acquisitions Holdings, LLC, the sponsor of a special purpose acquisition company, Cascade Acquisition Corp. and served as its Chief Operating Officer and Chief Financial Officer from November 2020 through May 2022. From 2003 to December 2016, Mr. Hirsch held several senior positions at Farallon Capital Management, L.L.C. (“FCM”), an investment firm that manages capital on behalf of institutions and individuals, including Managing Member of the Real Estate Group from 2009 to December 2016, Managing Director from 2007 to 2008 and Legal Counsel from 2003 to 2006. He was a consultant to FCM from January 2017 through March 2020. Mr. Hirsch graduated from Yale Law School with a J.D., and summa cum laude with a Bachelor of Arts in Law, Jurisprudence and Social Thought from Amherst College.

Former Public Company Directorships Within the Last Five Years:

•   Anzu Special Acquisition Corp I

•   Nuburu, Inc.

•   Ready Capital Corporation

Selected Directorships and Memberships:

•   Sonoma Academy

•   San Francisco Friends of School

•   Mission Preparatory School and Enso Village

10 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Jackson Hsieh Director Nominee Age: 64 Director Since: 2024 Board Committees: • Capital Allocation • Executive

Key Qualifications, Experience and Attributes:

As our President and Chief Executive Officer, Mr. Hsieh brings extensive experience in investment banking, the real estate industry, executive leadership and management, while also bringing a new perspective to our Board. In addition, his substantive public company board experience brings valuable knowledge and corporate governance experience to our Board.

Principal Occupation and Business Experience:

On March 1, 2024, Mr. Hsieh became our President and Chief Executive Officer and is responsible for the strategic direction and overall management of our Company. Prior to joining our Company, Mr. Hsieh was President and Chief Executive Officer of Spirit Realty Capital, Inc. (“Spirit Realty”) and a member of its board of directors from May 2017 until its merger with Realty Income Corporation in January 2024. Mr. Hsieh joined Spirit Realty in September 2016, serving as its President and Chief Operating Officer. In addition, he served as chairman of the board of trustees for Spirit MTA REIT from September 2016 until September 2019. Prior to joining Spirit Realty, Mr. Hsieh held several senior positions with Morgan Stanley, where he last served as Managing Director and a Vice Chairman of Investment Banking, primarily focusing on the firm’s real estate clients, and in various other leadership roles, which include a prior period at Morgan Stanley and tenures at Bankers Trust Company and Salomon Brothers, Inc. Prior to rejoining Morgan Stanley, Mr. Hsieh was Vice Chairman and Sole/Co-Global Head of UBS’s Real Estate Investment Banking Group. Mr. Hsieh is a graduate of the University of California at Berkeley and earned a master’s degree from Harvard University.

Former Public Company Directorships Within the Last Five Years:

•   Hersha Hospitality Trust

•   Spirit Realty Capital, Inc.

Selected Directorships and Memberships:

•   Advisory Board of Governors, National Association of Real Estate Investment Trusts

2025 PROXY STATEMENT 11

PROPOSAL 1: ELECTION OF DIRECTORS

Diana M. Laing Independent Director Nominee Age: 70 Director Since: 2024 Board Committees: • Audit (Chair)

Key Qualifications, Experience and Attributes:

Our Board believes Ms. Laing’s over 35 years of real estate industry experience, with her particular expertise in corporate strategy, risk management, public equity and corporate debt offerings, finance and capital markets, corporate governance and sustainability matters, investor relations, together with extensive knowledge of IT and cybersecurity, including cybersecurity assessments, controls, protocols, monitor and incident response, make her a valuable member of our Board. This financial and real estate experience is supplemented by her substantive public company and REIT experience, including her service on our Board from 2003 through 2022, which further enhances her understanding of the issues facing our Company and industry.

Principal Occupation and Business Experience:

Ms. Laing’s career has included Chief Financial Officer roles at several real estate operating companies and REITs. She served as chief financial officer of American Homes 4 Rent, a REIT investing in single-family rental homes, until her retirement in June 2018. Most recently, she was interim Chief Financial Officer for Alexander & Baldwin, a public REIT investing in commercial properties in Hawaii, from November 2018 to May 2019. Prior to American Homes 4 Rent, she was Chief Financial Officer and Corporate Secretary for Thomas Properties Group, Inc. and Chief Financial Officer for New Pacific Realty Corporation and Arden Realty. Ms. Laing serves as the audit committee chair of Host Hotels & Resorts, Inc., also serving on its nominating and governance committee. She also serves as the independent board chair of CareTrust REIT, in addition to serving on its compensation committee and sustainability committee. Additionally, she serves on the board of directors of Alexander & Baldwin, one of Hawaii’s leading owners and operators of grocery-anchored strip retail centers, and is chair of its compensation committee and serves on its audit and nominating and corporate governance committees. Ms. Laing holds a bachelor’s degree in accounting from Oklahoma State University.

Other Public Company Boards:

•   Alexander & Baldwin, Inc.

•   CareTrust REIT, Inc.

•   Host Hotels & Resorts Inc.

Former Public Company Directorships Within the Last Five Years:

•   Spirit Realty Capital, Inc.

•   The Macerich Company (2003-2022)

Selected Directorships and Memberships:

•   Board of Managers, RREEF Core Plus Industrial Fund

12 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Marianne Lowenthal Independent Director Nominee Age: 64 Director Since: 2022 Board Committees: • Audit • Nominating and Corporate Governance

Key Qualifications, Experience and Attributes:

As a real estate professional for over 30 years, Ms. Lowenthal provides mixed-use, retail, hotel and multifamily development and redevelopment expertise, together with project management experience in the areas of design, entitlements, construction and leasing. In addition, Ms. Lowenthal adds a fresh and valuable perspective on our Company’s opportunities and operations.

Principal Occupation and Business Experience:

Ms. Lowenthal has served as the President and sole principal of Granadier Co., a real estate firm focused on development and redevelopment of multi-family and mixed-use properties in Southern California, since April 1, 2022. From January 2005 to March 2022, she served as Executive Vice President of Development for Combined Properties, Incorporated, leading the national acquisition and development team in mixed-use, retail, residential and hotel projects in highly valued infill markets, primarily in Southern California and the Washington DC area. Ms. Lowenthal was Executive Vice President of Development at the Bond Companies from 2000 to 2004, leading the design and development teams in mixed-use, residential and retail projects.

Selected Directorships and Memberships:

•   Board of Directors, Los Angeles Tourism and Convention

•   Sustaining Board of Directors, UCLA Anderson Graduate School of Management Ziman Center for Real Estate

2025 PROXY STATEMENT 13

PROPOSAL 1: ELECTION OF DIRECTORS

Devin I. Murphy Independent Director Nominee Age: 65 Director Since: 2025 Board Committees: • Compensation • Nominating and Corporate Governance

Key Qualifications, Experience and Attributes:

Our Board values Mr. Murphy’s many years of leadership and senior executive experience in real estate, operations of retail shopping centers, and finance-focused organizations, including his leadership roles as President and Chief Financial Officer of a public company. His knowledge and expertise in corporate finance, capital markets, corporate governance, investor relations, talent development and strategic planning allow him to provide a valuable perspective as a new member of our Board.

Principal Occupation and Business Experience:

Mr. Murphy is a seasoned retail REIT executive and served for more than a decade at Phillips Edison & Company (“PECO”), one of the nation’s largest owners and operators of grocery-anchored neighborhood shopping centers, most recently as its President from August 2019 until December 31, 2023. Prior to that, he served as PECO’s Chief Financial Officer from June 2013, when he joined PECO, to August 2019. In July 2024, Mr. Murphy was elected to the Board of Directors of PECO. In addition, Mr. Murphy serves as a Senior Advisor to Fifth Wall, the largest venture capital firm focused on the global real estate industry. He is also a director of CoreCivic, a diversified government solutions company, where he serves on the Audit and Risk committees and chairs the Nominating and Governance committee. Before joining PECO in 2013, Mr. Murphy worked for 28 years as an investment banker and held senior leadership roles at Morgan Stanley and Deutsche Bank. He was the Global Head of Real Estate Investment Banking at Deutsche Bank, where his team executed over 500 transactions, representing total transaction volume over $400 billion, including initial public offerings, mergers and acquisitions, common stock offerings and secured and unsecured debt offerings.

Other Public Company Boards:

•   CoreCivic, Inc.

•   Phillips Edison & Company

Former Public Company Directorships Within the Last Five Years:

•   Apartment Income REIT

14 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Andrea M. Stephen Independent Director Nominee Age: 60 Director Since: 2013 Board Committees: • Audit • Capital Allocation • Compensation • Executive

Key Qualifications, Experience and Attributes:

With over 25 years in the real estate industry and extensive transactional and management experience, Ms. Stephen has a broad understanding of the operational, financial and strategic issues facing real estate companies, including shopping center and mall companies. She brings management expertise, leadership capabilities, financial knowledge and business acumen to our Board. Her significant international investment experience also provides a global perspective as well as international relationships. In addition, her service on various boards provides valuable insight and makes her an important contributor to our Board.

Principal Occupation and Business Experience:

Ms. Stephen served as Executive Vice President, Investments for The Cadillac Fairview Corporation Limited (“Cadillac Fairview”), one of North America’s largest real estate companies, from October 2002 to December 2011 and as Senior Vice President, Investments for Cadillac Fairview from May 2000 to October 2002, where she was responsible for developing and executing Cadillac Fairview’s investment strategy. Prior to joining Cadillac Fairview, Ms. Stephen held the position of Director, Real Estate with the Ontario Teachers’ Pension Plan Board, the largest single profession pension plan in Canada, from December 1999 to May 2000, as well as various portfolio manager positions from September 1995 to December 1999.

Other Public Company Boards:

•   Slate Grocery REIT

Former Public Company Directorships Within the Last Five Years:

•   First Capital Real Estate Investment Trust

Selected Directorships and Memberships:

•   Enwave Energy Corporation

•   Willow Bridge Property Company

2025 PROXY STATEMENT 15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS

•  Seven of our director nominees are independent under the NYSE listing standards.

•  All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent.

Our Company is managed under the direction of our Board of Directors, which is currently composed of eight members. Our Board of Directors met eight times in 2024. Each of our directors attended more than 75% of the aggregate number of meetings of our Board and of each committee on which he or she served during 2024.

Our Board of Directors appointed Mr. Hsieh as a director effective March 1, 2024, concurrent with his appointment to the role of President and CEO. In addition, our Board of Directors appointed Ms. Laing to the Board effective July 18, 2024 and Mr. Murphy to the Board effective February 1, 2025.

DIRECTOR INDEPENDENCE

For a director to be considered independent, our Board must determine that the director does not have any material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company). Our Board has established Director Independence Standards to assist it in determining director independence. The Director Independence Standards establish exclusionary standards that conform to the independence requirements of the NYSE listing standards and categorical standards that identify permissible immaterial relationships between our directors and our Company. These Director Independence Standards are included in our Guidelines on Corporate Governance, which are available at www.macerich.com under “Investors—Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement. Our Board has determined that Mr. Brandt and the following seven non-employee director nominees do not have any material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company) and each is an independent director under our Director Independence Standards: Messrs. Hash, Hernandez, Hirsch and Murphy and Mses. Laing, Lowenthal and Stephen. Mr. Hsieh is not an independent director because he is a current executive-level employee of our Company.

COMMITTEE CHARTERS

The charters for the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Executive Committee are available at www.macerich.com under “Investors—Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

Board Committee Memberships

During 2024, our Board had standing Audit, Compensation, Nominating and Corporate Governance and Executive Committees. The current members of these committees, the principal functions of each committee and the number of meetings held in 2024 are described below.

In April 2020, our Board established a Capital Allocation Committee to assist our Board with reviewing and evaluating our short- and long-term capital needs. In 2024, the Capital Allocation Committee was comprised of Eric K. Brandt, Steven R. Hash, Jackson Hsieh and Andrea M. Stephen and chaired by Mr. Brandt. The Capital Allocation Committee met five times during 2024. As of April 1, 2025, the Capital Allocation Committee is comprised of Eric K. Brandt, Steven R. Hash, Daniel J. Hirsch, Jackson Hsieh and Andrea M. Stephen and chaired by Ms. Stephen. Our Board may from time to time establish other special or standing committees to facilitate the management of our Company or to discharge specific duties delegated by our full Board.

16 2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

COMMITTEE FUNCTIONS

•  appoints, evaluates, approves the compensation of, and, where appropriate, replaces our independent registered public accountants

•  reviews our financial statements with management and our independent registered public accountants

•  reviews and approves with our independent registered public accountants the scope and results of the audit engagement

•  pre-approves audit and permissible non-audit services provided by our independent registered public accountants

•  reviews the independence and qualifications of our independent registered public accountants

•  reviews the adequacy of our internal accounting controls, legal and regulatory compliance and risk assessment and management

•  oversees information technology, cybersecurity and other data protection strategies and plans

•  reviews and approves related-party transactions in accordance with our Related Party Transaction Policies and Procedures as described below

MEMBERS Diana M. Laing, Chair* Marianne Lowenthal Andrea M. Stephen* Steven R. Hash*, ex officio * Audit Committee Financial Expert Number of Meetings: 8

COMMITTEE FUNCTIONS

•  approves and evaluates our executive officer compensation plans, policies and programs

•  reviews annually our overall compensation structure and philosophy

•  reviews and approves compensation for our executive officers

•  reviews and recommends director compensation to our Board

•  administers certain of our employee benefit and stock plans

•  approves the compensation and oversees the work of any compensation advisers

•  conducts the independence assessment with respect to any compensation advisers

MEMBERS Enrique Hernandez, Jr., Chair Eric K. Brandt Steven R. Hash, ex officio Daniel J. Hirsch Devin I. Murphy Andrea M. Stephen Number of Meetings: 8

COMMITTEE FUNCTIONS

•  assists our Board in identifying individuals qualified to become Board members and recommends to our Board candidates for election as directors by our stockholders or by our Board to fill a vacancy occurring between stockholder meetings

•  recommends to our Board director nominees for each Board committee

•  recommends adoption of and changes to our Guidelines on Corporate Governance

•  leads our Board in its annual evaluation of the performance of our Board and our committees

•  provides strategic oversight of our Company’s Environmental, Social and Governance policies and programs

•  performs such other duties and responsibilities as are set forth in its charter or delegated by our Board, including developing a succession plan to ensure continuity in management and our Board

MEMBERS Daniel J. Hirsch, Chair Enrique Hernandez, Jr. Steven R. Hash, ex officio Marianne Lowenthal Devin I. Murphy Number of Meetings: 4

COMMITTEE FUNCTIONS

•  exercises the powers and authority of our Board between Board meetings as permitted by applicable law

•  implements the policy decisions of our Board on matters not delegated to other committees of our Board

MEMBERS Steven R. Hash, Chair Jackson Hsieh Andrea M. Stephen No meetings held in 2024

2025 PROXY STATEMENT 17

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Related Party Transaction Policies and Procedures

The Audit Committee administers our written Related Party Transaction Policies and Procedures. These policies are designed to assist with the proper identification, review and disclosure of related party transactions and apply generally to any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which our Company or an affiliate is a participant, where the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party generally includes any person who is, or was in the last fiscal year, a director, director nominee, executive officer, stockholder of more than 5% of our Common Stock, an immediate family member of any of the foregoing, or an entity in which one of the foregoing serves as an executive officer, general partner, principal or has a 10% or greater beneficial interest to the extent such information is provided to our Company or is otherwise publicly available. Under the policies and procedures, transactions that fall within this definition will be reported to our Chief Legal Officer or Chief Financial Officer and referred to the Audit Committee for approval or other action. In determining whether to approve a transaction, the Audit Committee will consider all of the relevant facts and circumstances, including the related party’s interest, the amount involved in the transaction, and whether the transaction has terms no less favorable than those generally available from an unrelated third party. The Audit Committee will approve such transaction if it determines, in good faith, that under all of the circumstances the transaction is fair to our Company. In addition, any related party transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and remains appropriate. There were no related party transactions identified in 2024.

Risk Oversight

One of the principal functions of our Board of Directors is to provide oversight concerning our Company’s assessment and management of risk related to our business. Our Board of Directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, as well as through its oversight of management and the committees of our Board.

Management is responsible for identifying the material risks facing our Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with our Board and/or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to our Board regarding business operations and strategic planning, financial planning and budgeting, and material litigation and regulations, including any material risk to our Company relating to such matters. Our Board of Directors believes that the processes it has established to administer our Board’s risk oversight function would be effective under a variety of leadership frameworks and therefore these processes do not have any material effect on our Company’s leadership structure described under the heading “Board Leadership Structure” below.

Our Board has delegated oversight for specific areas of risk exposure to our Board committees as follows:

AUDIT COMMITTEE

As required by the NYSE listing standards, the Audit Committee is responsible for periodically discussing our Company’s overall risk assessment and risk management policies with management, our Company’s internal auditors and our independent registered public accounting firm as well as our Company’s plans to monitor, control and minimize such risk and exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls and cybersecurity oversight and also oversees risk related to our compliance with legal and regulatory requirements.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for overseeing our Company’s assessment and management of risk related to our Company’s compensation plans, policies and overall philosophy as more fully described below under “Compensation Risk Assessment.”

NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee oversees the policies and procedures related to management succession, including both emergency CEO succession and CEO succession in the ordinary course of business and the evaluation of emergent environmental, social and governance-related risks.

18 2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

At each regular meeting of our Board of Directors, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any risk exposure and risk management policies with respect to such matters. In addition, the Audit Committee receives quarterly reports from the Cybersecurity Risk Committee, which oversees the prioritization and escalation of risks from cybersecurity threats to senior leadership, on the Company’s cybersecurity, including cybersecurity controls and procedures, and the Senior Vice President of Information Technology attends Board meetings yearly or more frequently as appropriate, to inform the Board on cybersecurity risks. Our Company conducts mandatory cybersecurity training for employees and has a cyber liability insurance policy in place. Our President and Chief Executive Officer, Chief Legal Officer and/or Chief Financial Officer regularly attend meetings of our committees when they are not in executive session. In addition, our directors are free to communicate directly with members of management and each committee charter provides that the committee may retain outside advisors at our Company’s expense.

Compensation Risk Assessment.  We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and we believe do not encourage risk taking. While our annual incentive compensation program focuses on short-term or annual performance, our executives’ annual bonuses are determined based on the Compensation Committee’s consideration of a variety of corporate and individual performance factors as described below under “Compensation Discussion and Analysis.” Therefore, the Compensation Committee believes that the annual bonus program appropriately balances risk and the desire to focus executives on short-term goals important to our success and that it does not encourage unnecessary or excessive risk taking.

A significant portion of the compensation provided to our named executive officers is in the form of equity awards that further align executives’ interests with those of our stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our operational metrics and stock price and since a large percentage of our grants are subject to vesting schedules to help ensure that executives always have significant value tied to our long-term stock price performance. As described in our “Compensation Discussion and Analysis,” an important component of our executive compensation program is the grant of performance-based LTIP Unit awards that vest based on our performance over the applicable performance period. The Compensation Committee believes these awards as well as our other LTIP Unit awards provide additional incentives for executives to create long-term value for our stockholders and, together with the executives’ equity ownership in our Company pursuant to our Stock Ownership Policies as described below, help further link their interests with those of our stockholders.

Additional Compensation Committee Matters.  The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant, independent legal counsel or other adviser as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, independent legal counsel or other adviser. The Compensation Committee periodically engages independent compensation consultants to assist in the development and review of our director and executive officer compensation programs, including evolving compensation trends and market survey data. In 2024, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”), a nationally recognized independent compensation consulting firm, to advise on the design and competitive positioning of our executive and non-employee director compensation programs and make recommendations for change, as appropriate. The Compensation Committee considered the independence of FW Cook and determined that its engagement of FW Cook does not raise any conflicts of interest with our Company or any of our directors or executive officers. FW Cook provides no other consulting services to our Company, our executive officers or directors.

Mr. Hsieh, our Chief Executive Officer as of March 1, 2024, generally attended the Compensation Committee meetings in 2024 (excluding any executive sessions) and provided his analysis and recommendations with respect to our executive compensation program, including the compensation for our other executive officers. Mr. Hsieh did not provide input on and was not involved in decisions regarding his own compensation. While Mr. Hsieh’s input is viewed by the Compensation Committee as an integral and vital part of the compensation process, the Compensation Committee is solely responsible for making the final decision regarding the form and amount of compensation for our executive officers. The Compensation Committee may also form and delegate authority to subcommittees, when appropriate, with each subcommittee to consist only of independent directors. No such subcommittee has been formed to date.

2025 PROXY STATEMENT 19

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Selection Process

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, officers, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee also may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. The Nominating and Corporate Governance Committee will make the final recommendations of candidates to our Board for nomination.

As set forth in our Guidelines on Corporate Governance, our Board of Directors has a policy that stockholders may recommend a director candidate for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons in writing to the Nominating and Corporate Governance Committee, c/o our Secretary, no later than the December 1 prior to the next annual meeting of stockholders, together with information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to Section 1.11 of our current Bylaws, a copy of which will be made available upon request. The Nominating and Corporate Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of our Board.

Our Nominating and Corporate Governance Committee and our Board of Directors will consider all persons properly recommended as a nominee for election to our Board in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in considering a director candidate and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Nominating and Corporate Governance Committee reviews the candidates taking into account the current Board membership, and considers a variety of factors, including the specific needs of our Company and our Board, the experience, skills, areas of expertise, independence, productivity, length of service, occupation and other responsibilities (including other public company board memberships and committee memberships) of the candidates, and such other factors as the Nominating and Corporate Governance Committee may determine are appropriate for review. This process is described in our Guidelines on Corporate Governance, which is available at www.macerich.com under “Investors— Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement. Stockholders that wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 1.11 of our current Bylaws and within the time periods set forth herein under the heading “Stockholder Proposals and Director Nominees.”

Our Company’s stockholders also possess the right to nominate candidates for election to our Board through the “proxy access” provisions of our Company’s Bylaws, pursuant to which an eligible stockholder, or a qualifying group of up to 20 stockholders, owning at least 3% of our outstanding shares of Common Stock continuously for at least three years, may nominate up to the greater of two directors or the largest whole number that does not exceed 20% of the number of directors then serving on our Board, for inclusion in our proxy materials, subject to complying with the requirements contained in Section 1.13 of our current Bylaws.

Our Nominating and Corporate Governance Committee focuses on having a Board which collectively possesses a broad range of talent, skill, expertise and experience useful to the effective oversight of our Company’s business and affairs. In assessing the perceived needs of our Board at any particular point in time, our Nominating and Corporate Governance Committee considers the factors described above under “Director Selection Process” and others that it considers appropriate. Under our Guidelines on Corporate Governance, the Nominating and Corporate Governance Committee shall ensure, if, at such time, the Board is lacking in gender diversity, LGBTQ+ diversity or racial/ethnic diversity, that the pool of prospective director candidates that it considers to fill any vacancy or additional director position, will include such candidates. On an annual basis, as part of our Board’s self-evaluation, our Board assesses whether the overall mix of our Board members is appropriate for our Company.

20 2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure

Steven R. Hash, previously our Lead Independent Director, was appointed to serve as Independent Chairman of the Board in June 2018. Mr. Hash actively manages our Board by: working with the CEO, other directors and our management team to set the agenda for our Board meetings; presiding over all meetings of our Board and executive sessions of the independent directors; and other customary duties. The Independent Chairman serves as an information resource for the independent directors and acts as a liaison between directors, committee chairs and management. Our Board believes this structure continues to ensure strong, independent oversight and leadership. The independent directors meet in separate executive sessions after each regularly scheduled non-telephonic Board meeting. The independent directors met four times in 2024.

Our Guidelines on Corporate Governance provide that our Board is free to combine or separate the roles of Chairman of the Board and CEO in any way that our Board considers is best for our Company. Our Board recognizes that no single leadership model is correct at all times and that, depending on the circumstances, another leadership model might be appropriate. Our Board, therefore, believes that it should have the flexibility to decide whether it is best for our Company at any point in time to combine or separate the roles of CEO and Chairman of the Board.

Director Overboarding Limits

The Board believes that it is critical that directors dedicate sufficient time to their service on our Board. The Nominating and Corporate Governance Committee considers a director’s other board and committee leadership positions and memberships that may affect a director’s ability to contribute effectively to our Board and evaluates director commitments annually. Our Guidelines on Corporate Governance provide that Board members may not serve on more than four public company boards, including our Company’s Board. In addition, members of the Audit Committee may not serve on more than three audit committees of public companies, including our Company’s audit committee. However, our Board recognizes that the demands of such participation may vary substantially and may deem an exception appropriate so long as the director maintains sufficient availability to fulfill the director’s duties to our Company. All of our directors are currently in compliance with the limitations on director commitments in our Guidelines on Corporate Governance.

Annual Board, Committee and Director Evaluations

Pursuant to our Guidelines on Corporate Governance and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of our Board and its committees in order to assess the overall effectiveness of our Board and its committees. The results of the assessment are reported by the Nominating and Corporate Governance Committee directly to, and are discussed with, our Board following the end of each fiscal year. The evaluation process is designed to facilitate ongoing, systematic examination of our Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures.

In 2024, in accordance with the requirements of the NYSE listing standards, our Board completed an evaluation process focusing on the effectiveness of the performance of our Board. Our Audit, Compensation and Nominating and Corporate Governance Committees each conducted a separate evaluation of its own performance and of the adequacy of its charter and reported to our Board on the results of its evaluation. In addition to our formal annual Board and committee self-evaluations, our Independent Chairman meets with each director individually to provide an additional forum for feedback and reports any additional feedback from those discussions to our Board as necessary.

Succession Planning

Our Board is focused on ensuring that we have a high-performing management team. As part of our human capital management strategy, our Board, acting through our Nominating and Corporate Governance Committee, reviews management development and succession planning at least annually to ensure continuity in our Company’s management, including policies and principles for executive officer selection. This plan, on which each executive officer reports his or her recommendations, addresses both emergency succession and succession in the ordinary course of business. In addition, high-potential leaders are given exposure and visibility to Board members through formal presentations at Board and committee meetings, as well as through informal events.

2025 PROXY STATEMENT 21

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Attendance at Stockholders’ Meetings

Our Board does not require director attendance at our stockholders’ meetings because our stock is predominately held by institutional stockholders and attendance has been traditionally light. Mr. Hsieh and two of our executive officers attended our 2024 annual stockholders’ meeting.

Codes of Ethics

Our Company expects that all of our directors, officers and employees maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002, applicable SEC rules and the NYSE listing standards. In addition, our Company adopted a Code of Ethics for our CEO and senior financial officers which supplements our Code of Business Conduct and Ethics. To the extent required by applicable SEC rules and NYSE listing standards, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, on our website at www.macerich.com under “Investors—Corporate Governance—Code of Business Conduct and Ethics.” Each of these Codes of Conduct is available on our website at www.macerich.com under “Investors—Corporate Governance.” The information contained on, or available through, our website is not incorporated by reference into this Proxy Statement.

22 2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Insider Trading Policy

Our Company has an insider trading policy governing the purchase, sale and other dispositions of our Company’s securities that applies to all of the Company’s directors, officers, employees and other covered persons. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our Company. In addition, with regard to our Company’s trading in its own securities, it is our Company’s policy to comply with insider trading laws, rules and regulations and applicable exchange listing standards. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form
10-K
for the year ended December 31, 2024.

2025 PROXY STATEMENT 23

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our non-employee directors are compensated for their services according to a non-employee director compensation program approved by our Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee generally reviews director compensation annually and has engaged FW Cook every two years to conduct a competitive review of our non-employee director compensation program. Any Board member who is also an employee of our Company or a subsidiary does not receive compensation for service as a director, which included Messrs. O’Hern and Coppola from January through May 2024. Mr. Hsieh is currently the only director who is also an employee of our Company or a subsidiary and therefore does not receive any additional compensation for his service on our Board. No changes were made to our annual director compensation program during 2024.

Annual Retainer for Service on our Board	$70,000
Annual Equity Award for Service on our Board

$135,000 of restricted stock units based upon the closing price of our Common Stock on the grant date, which is following our Annual Meeting each year. The restricted stock units are granted under our Amended and Restated 2003 Equity Incentive Plan, as currently in effect (the “2003 Incentive Plan”), and have a one-year vesting period.

Annual Retainer for Independent Chairman of the Board	$125,000 – 50% cash and 50% restricted stock units granted simultaneously with and upon the same terms as the annual equity award.
Annual Retainers for Chairs of Audit, Capital Allocation, Compensation and Nominating and Corporate Governance Committees (in addition to membership retainer)	Audit: $20,000 Capital Allocation: $20,000 Compensation: $20,000 Nominating & Corp. Governance: $12,500
Annual Retainer for Committee Membership and ex officio attendance of Independent Chairman of the Board	Audit: $15,000 Capital Allocation: $12,500 Compensation: $12,500 Nominating & Corp. Governance: $12,500
Expenses	The reasonable expenses incurred by each director (including employee directors) in connection with the performance of their duties are reimbursed.

NON-EMPLOYEE DIRECTOR EQUITY AWARD PROGRAMS

In addition to the annual equity awards described above, our Eligible Directors’ Deferred Compensation/Phantom Stock Plan (the “Deferral Plan”) offers our non-employee directors the opportunity to defer cash compensation otherwise payable and to receive that compensation (to the extent it is earned through board service) in cash or in shares of Common Stock as elected by the director, after termination of the director’s service or on a specified payment date. Compensation eligible for deferral under the Deferral Plan includes the annual cash retainers payable to our non-employee directors, as described above. Three of our non-employee directors serving in 2024 elected to receive all or a portion of their 2024 cash retainers in stock units under the Deferral Plan. Deferred amounts are generally credited as stock units at the beginning of the applicable deferral period based on the present value of such deferred compensation divided by the fair market value of our Common Stock on the applicable determination date. Stock unit balances are credited with additional stock units as dividend equivalents and are ultimately paid out in shares of our Common Stock on a one-for-one basis. A maximum of 650,000 shares of our Common Stock may be issued in total under our Deferral Plan, subject to certain customary adjustments for stock splits, stock dividends and similar events. The vesting of the stock units is accelerated in the event of the death or disability of a director or, upon the termination of service as a director at the time of or after a change in control event. Our Company has a deferral program for the equity compensation of our non-employee directors which allows them to defer the receipt of all or a portion of their restricted stock unit awards and receive the underlying shares of Common Stock after termination of service or on a specified payment date. Any dividends payable with respect to those deferred restricted stock units will also be deferred and will be paid in accordance with a non-employee director’s payment election. The deferred dividend equivalents may be paid in cash or converted into additional restricted stock units and ultimately paid in shares of our Common Stock on a one-to-one basis. The vesting of the deferred restricted stock units is accelerated in the event of the death or disability of a non-employee director or upon a change in control event.

24 2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

2024 NON-EMPLOYEE DIRECTOR COMPENSATION

The following table sets forth the compensation paid, awarded or earned with respect to each of our non-employee directors during 2024. We do not provide our non-employee directors with initial inducement awards upon joining our Board other than the regular annual equity award granted to our existing non-employee directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Peggy Alford(3)	43,320	—	43,320
Eric K. Brandt	115,000	134,997	249,997
Steven R. Hash	209,248	197,491	406,739
Enrique Hernandez, Jr.	82,500	134,997	217,497
Daniel J. Hirsch	107,500	134,997	242,497
Diana M. Laing(4)	34,650	117,249	151,899
Marianne Lowenthal	85,000	134,997	219,997
Andrea M. Stephen	136,310	134,997	271,307

(1)

Pursuant to our Deferral Plan, Mr. Hernandez and Mses. Alford and Stephen, elected to defer part of their annual cash retainers for 2024 and to receive such compensation in Common Stock at a future date. Therefore, for 2024 compensation, Mr. Hernandez and Mses. Alford and Stephen were credited with 7,459, 2,043 and 3,615 stock units, respectively, which vested during 2024 as their service was provided.

(2)

The amounts shown represent the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 referred to as “FASB ASC Topic 718,” of restricted stock unit awards granted under our 2003 Incentive Plan. Any estimated forfeitures related to service-based vesting were excluded from the determination of these amounts and there were no forfeitures of stock unit awards during 2024 by our directors. Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the SEC on February 28, 2025. The amount reported in this column reflects the accounting costs for these restricted stock unit awards and does not correspond to the actual economic value that may be received by the directors upon the vesting of the restricted stock units.

Messrs. Brandt, Hernandez and Hirsch and Mses. Lowenthal and Stephen each received 9,103 restricted stock units and Mr. Hash received 13,317 restricted stock units on May 30, 2024 under our 2003 Incentive Plan. The closing price per share of our Common Stock on that date was $14.83. Ms. Laing received 7,251 restricted stock units upon joining our Board on July 18, 2024. The closing price per share of our Common Stock on that date was $16.17.

(3)	Ms. Alford’s service on our Board ended on May 30, 2024.

(4)	Ms. Laing was elected to our Board on July 18, 2024.

As of December 31, 2024, our non-employee directors held the following number of unvested restricted stock units:

Name	Unvested Restricted Stock Units (#)
Eric K. Brandt	9,103
Steven R. Hash	13,317
Enrique Hernandez, Jr.	9,103
Daniel J. Hirsch	9,103
Diana M. Laing	7,251
Marianne Lowenthal	9,103
Andrea M. Stephen	9,103

2025 PROXY STATEMENT 25

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

OUR EXECUTIVE OFFICERS

Jackson Hsieh Chief Executive Officer, President and Director Age: 64 Director Since: 2024 Executive Officer Since: 2024	Biographical information concerning Mr. Hsieh is set forth above under the caption “Information Regarding Director Nominees.”

Daniel E. Swanstrom II Senior Executive Vice President, Chief Financial Officer and Treasurer Age: 48 Executive Officer Since: 2024	Mr. Swanstrom became our Senior Executive Vice President, Chief Financial Officer and Treasurer in November 2024. Mr. Swanstrom is responsible for finance, capital markets, investor relations, accounting, financial and tax reporting, and information technology systems. Prior to joining our Company, he served as founder and managing member of DES Partners, LLC, which advised real estate businesses on strategy, capital markets, financial management and investor relations. Mr. Swanstrom previously served as Executive Vice President and Chief Financial Officer of CorePoint Lodging Inc. (“CorePoint”) from May 2018 until its acquisition in March 2022. Prior to CorePoint, Mr. Swanstrom served as Executive Vice President and Chief Financial Officer of Monogram Residential Trust, Inc. from 2015 until its acquisition in September 2017. He worked at Morgan Stanley from 2006 to 2015 and served in a variety of capacities, most recently as Executive Director in the Real Estate Investment Banking Division from 2013 to 2015. Mr. Swanstrom received a BS in Accounting from Boston College and an MBA from the University of North Carolina at Chapel Hill.

26 2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Ann C. Menard Senior Executive Vice President, Chief Legal Officer and Secretary Age: 62 Executive Officer Since: 2018	Ms. Menard joined our Company in January 2018 as an Executive Vice President and has been our Chief Legal Officer and Secretary since March 1, 2018. Ms. Menard became one of our Senior Executive Vice Presidents in March 2020 and serves as legal advisor to our Board of Directors and Company executives. Ms. Menard oversees a full suite of organizational operations, including legal affairs, regulatory and corporate governance, development, construction, tenant coordination, property management, marketing, business development, sustainability and risk management, people and culture. Prior to joining our Company, Ms. Menard was U.S. General Counsel and Managing Director for Tishman Speyer, a global real estate owner, operator, developer and fund manager from October 2005 through December 2017, where she managed legal activities and risk in connection with operations in major U.S. markets, including Los Angeles, San Francisco, Silicon Valley, Seattle, Chicago and Atlanta. Prior to joining Tishman Speyer, Ms. Menard was a partner in the real estate and corporate finance departments at O’Melveny & Myers, LLP in their Los Angeles and Newport Beach offices. Ms. Menard is a member of the Corporate Governance Council, National Association of Real Estate Investment Trusts and received her JD, magna cum laude, from Loyola Law School of Los Angeles in 1991, after graduating with a Bachelor of Arts degree from the University of California, Los Angeles.

Douglas J. Healey Senior Executive Vice President, Head of Leasing Age: 61 Executive Officer Since: 2018	Mr. Healey was appointed as our Senior Executive Vice President, Head of Leasing in March 2020 and previously served as our Executive Vice President of Leasing from March 2016 until March 2020. Mr. Healey joined our Company in May 2005 as a Senior Vice President of Leasing following our acquisition of the Wilmorite portfolio. Mr. Healey directs strategic leasing for our Company’s entire portfolio, including common area retail, media and sponsorship, alternative revenue and short-term inline leasing, and has over 25 years of expertise in the retail industry, specializing in retail merchandising. Prior to joining our Company, he held various leasing positions with Wilmorite Properties from 1991 until 2005. Mr. Healey is a member of the International Council of Shopping Centers.

2025 PROXY STATEMENT 27

EQUITY OWNERSHIP

EQUITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of our Common Stock and units of our Operating Partnership (“OP Units”) exchangeable for shares of our Common Stock, as of March 28, 2025, unless otherwise noted, for (i) each of our current directors, (ii) each of our named executive officers who is not a director, (iii) our directors and executive officers as a group and (iv) each person known by our Company to beneficially own more than 5% of our outstanding shares of Common Stock. All information in the following table is based on Schedules 13G and/or any amendments thereto, filed with the SEC, and on information supplied to us by our directors and officers. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares set forth opposite their respective names. As of March 28, 2025, there were 252,648,795 shares of our Common Stock outstanding.

Name and Address of Beneficial Owner**	Amount and Nature of Beneficial Ownership of Common Stock(1)		Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)		Percent of Common Stock and OP Units(4)
Eric K. Brandt	53,875	(5)	*	—		*
Steven R. Hash	18,445	(6)	*	—		*
Enrique Hernandez, Jr.	35,348	(7)	*	—		*
Daniel J. Hirsch	4,732	(8)	*	—		*
Jackson Hsieh	226,500		*	443,326	(9)	*
Diana M. Laing	140,134	(10)
Marianne Lowenthal	25,425	(11)	*	—		*
Devin I. Murphy	7,000	(12)
Andrea M. Stephen	8,466	(13)	*	—		*
Douglas J. Healey	78,427		*	297,104	(14)	*
Ann C. Menard	20,633	(15)	*	313,637	(16)	*
Daniel E. Swanstrom II	—			113,284	(17)
All directors and executive officers as a group (12 persons)(18)	618,985		*	1,167,351		0.70%
BlackRock, Inc.(19)	45,727,700		18.10%	—		18.10%
FMR LLC(20)	21,923,885		8.67%	—		8.67%
Smead Capital Management, Inc. (21)	20,504,170		8.11%	—		8.11%
State Street Corporation(22)	14,387,092		5.69%	—		5.69%
The Vanguard Group(23)	34,478,278		13.65%	—		13.65%

*	Less than 1%.

**	Unless otherwise indicated, the business address of each person or entity is c/o The Macerich Company, 401 Wilshire Blvd., Suite 700, Santa Monica, California 90401.

(1)

Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock and/or OP Units (as defined in Note 3 below) listed.

(2)

Assumes that none of our outstanding OP Units or LTIP Units (as defined in Note 3) held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units).

(3)

Our Company is the sole general partner of, and owns an aggregate of approximately 96% of the OP Units in, our Operating Partnership. Our Operating Partnership holds directly or indirectly substantially all of our interests in the Centers. Our Company conducts all of its business through our Operating Partnership, the property partnerships, corporations and limited liability companies that own title to our Centers and various management companies. In connection with our formation as well as subsequent acquisitions of certain Centers, OP Units were issued to certain persons in connection with the transfer of their interests in such Centers. The OP Units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock on a one-for-one basis (subject to anti-dilution provisions), at our Company’s election.

Our Long Term Incentive Plan or “LTIP” allows for the issuance of limited partnership units in the form of a class of units of our Operating Partnership referred to as “LTIP Units,” as more fully described beginning on page 42 of this Proxy Statement. LTIP Units may be performance-based, service-based or fully-vested.

28 2025 PROXY STATEMENT

EQUITY OWNERSHIP

Upon the occurrence of specified events, any vested LTIP Units can over time achieve full parity with the common OP Units of our Operating Partnership at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units.

(4)

Assumes that all OP Units or LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(5)

In addition to the securities disclosed in the above table, Mr. Brandt has 9,103 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan. Stock units, including the stock units issued under our 2003 Incentive Plan, are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(6)

In addition to the securities disclosed in the above table, Mr. Hash has 80,435 vested stock units, 17,347 stock units credited as dividend equivalents and 13,317 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan and 7,874 phantom stock units credited under the terms of our Deferral Plan, the vesting and terms of which are described under “Compensation of Non-Employee Directors” above. Stock units, including the stock units issued under our Deferral Plan, are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(7)

In addition to the securities disclosed in the above table, Mr. Hernandez has 25,425 vested stock units, 3,098 stock units credited as dividend equivalents and 9,103 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan and 25,459 phantom stock units credited under the terms of our Deferral Plan.

(8)

In addition to the securities disclosed in the above table, Mr. Hirsch has 53,771 vested stock units, 11,034 stock units credited as dividend equivalents and 9,103 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan and 14,821 phantom stock units credited under the terms of our Deferral Plan.

(9)

Includes 46,211 vested LTIP Units and 397,115 service-based LTIP Units that will vest after May 28, 2025. In addition to the securities disclosed in the above table, Mr. Hsieh has 572,128 unvested performance-based LTIP Units.

(10)

In addition to the securities disclosed in the above table, Ms. Laing has 213 stock units credited as dividend equivalents and 7,251 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan.

(11)	In addition to the securities disclosed in the above table, Ms. Lowenthal has 9,103 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan.

(12)

In addition to the securities disclosed in the above table, Mr. Murphy has 21 stock units credited as dividend equivalents and 2,118 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan.

(13)

In addition to the securities disclosed in the above table, Ms. Stephen has 56,245 vested stock units, 12,626 stock units credited as dividend equivalents and 9,103 stock units that will vest after May 28, 2025 under our 2003 Incentive Plan and 41,628 phantom stock units credited under the terms of our Deferral Plan.

(14)

Includes 146,216 OP Units held in a revocable trust of which Mr. Healey has sole beneficial ownership, 70,637 vested LTIP Units and 80,251 service-based LTIP Units that will vest after May 28, 2025. In addition to the securities disclosed in the above table, Mr. Healey has 123,441 unvested performance-based LTIP Units.

(15)	All shares disclosed in the table are held by a family trust in which Ms. Menard has shared beneficial ownership.

(16)

Includes 154,648 OP Units held in a family trust of which Ms. Menard has shared beneficial ownership, 73,338 vested LTIP Units and 85,651 service-based LTIP Units that will vest after May 28, 2025. In addition to the securities disclosed in the above table, Ms. Menard has 130,638 unvested performance-based LTIP Units.

(17)

Mr. Swanstrom has 113,284 service-based LTIP Units that will vest after May 28, 2025. In addition to the securities disclosed in the above table, Mr. Swanstrom has 35,885 unvested performance-based LTIP Units.

(18)	Includes certain LTIP Units. See footnotes above.

(19)

The Schedule 13G/A filed with the SEC on February 5, 2025 indicates that the reporting entity is a parent holding company and has sole voting power with respect to 43,758,414 shares and sole dispositive power with respect to 45,727,700 shares, reporting on behalf of the following subsidiaries: BlackRock Life Limited, Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A., SpiderRock Advisors, LLC and BlackRock Fund Managers Ltd. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(20)

The Schedule 13G/A filed with the SEC on February 12, 2025 indicates that it was filed jointly by FMR LLC and Abigail P. Johnson. The Schedule 13G/A states that each of FMR LLC and Abigail P. Johnson has sole dispositive power with respect to 21,923,885 shares and FMR LLC has sole voting power with respect to 21,022,500 shares. The Schedule 13G/A also states that FMR LLC is a parent holding company and is reporting on behalf of the following subsidiaries: FIAM LLC, Fidelity Diversifying Solutions LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity Management Trust Company and Strategic Advisers LLC. The business address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210.

2025 PROXY STATEMENT 29

EQUITY OWNERSHIP

(21)

The Schedule 13G/A filed with the SEC on January 30, 2024 indicates that the reporting entity is a registered investment advisor and has sole voting power and sole dispositive power with respect to 20,504,170 shares, reporting on behalf of the following individuals: William W. Smead and Cole W. Smead. The business address of Smead Capital Management, Inc. is 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016.

(22)

The Schedule 13G/A filed with the SEC on January 29, 2024 indicates that the reporting entity is a parent holding company and has shared voting power with respect to 11,575,014 shares and shared dispositive power with respect to 14,365,906 shares, reporting on behalf of the following subsidiaries: SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Advisors Trust Company, State Street Global Advisors Australia, Limited, State Street Global Advisors (Japan) Co., Ltd and State Street Global Advisors Asia Limited. The business address of State Street Corporation is State Street Financial Center, 1 Congress Street, Suite 1, Boston, Massachusetts 02114.

(23)

The Schedule 13G/A filed with the SEC on February 13, 2024 indicates that the reporting entity is a registered investment advisor and has shared voting power with respect to 323,070 shares, sole dispositive power with respect to 33,921,848 shares and shared dispositive power with respect to 556,430 shares. The business address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

30 2025 PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE

Contact Our Board

Individual stockholders or any other interested parties may contact our entire Board of Directors or individual members of our Board of Directors, our non-management directors as a group or the Chairman of the Board, by sending an e-mail as follows:

•	Board of Directors
boardofdirectors@macerich.com

•	Non-Management Directors nonmanagementdirectors@macerich.com

•	Chairman of the Board
chairman@macerich.com

Such communications may also be submitted in writing in care of:

Attention: Secretary

The Macerich Company

401 Wilshire Boulevard, Suite 700

Santa Monica, CA 90401

All communications are distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances of the communication. Our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of our Board be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

The following Report of the Compensation Committee shall not be deemed soliciting material or to be filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors of The Macerich Company, a Maryland corporation, has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2024 and this Proxy Statement for our 2025 Annual Meeting of Stockholders.

The Compensation Committee

Andrea M. Stephen, Chair

Eric K. Brandt

Steven R. Hash, ex officio

Daniel J. Hirsh

2025 PROXY STATEMENT 31

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program, how the program is designed to support the achievement of our key strategic and financial objectives, and the compensation decisions the Compensation Committee made under the program for our named executive officers, who for 2024 were:

Named Executive Officers	Title
Jackson Hsieh(1)	President and Chief Executive Officer
Daniel E. Swanstrom II(2)	Senior Executive Vice President, Chief Financial Officer and Treasurer
Douglas J. Healey	Senior Executive Vice President, Head of Leasing
Ann C. Menard	Senior Executive Vice President, Chief Legal Officer and Secretary
Kenneth L. Volk(3)	Executive Vice President, Business Development
Thomas E. O’Hern(4)	Former Chief Executive Officer
Scott W. Kingsmore(5)	Former Senior Executive Vice President, Chief Financial Officer and Treasurer

(1)	Mr. Hsieh joined our Company as President and Chief Executive Officer on March 1, 2024.

(2)	Mr. Swanstrom joined our Company as Senior Executive Vice President, Chief Financial Officer and Treasurer on November 16, 2024.

(3)

Mr. Volk no longer met the definition of “executive officer” within the meaning of Rule 3b-7 of the Exchange Act as of December 31, 2024 and is included as a former executive officer for purposes of this CD&A. Mr. Volk departed the Company on March 31, 2025.

(4)	Mr. O’Hern retired from his position as CEO on February 29, 2024.

(5)	Mr. Kingsmore was terminated from his position as Senior Executive Vice President, Chief Financial Officer and Treasurer effective November 15, 2024.

For purposes of this CD&A, we refer to the Compensation Committee as the “Committee.” Except as the context otherwise requires, references to “LTIP Units” in this CD&A and the accompanying Executive Compensation Tables includes both LTIP Units in the Operating Partnership and restricted stock units of the Company. When we discuss our “named executive officers” in this CD&A, except as otherwise noted, we refer to Messrs. Hsieh, Swanstrom and Healey and Ms. Menard, who are our current named executive officers as of the date of this Proxy Statement.

New CEO Target Compensation Package

Mr. Hsieh joined our Company as President and Chief Executive Officer on March 1, 2024, reporting directly to the Board of Directors. In designing Mr. Hsieh’s compensation package, the Compensation Committee sought to deliver market-competitive compensation commensurate with Mr. Hsieh’s capabilities and experience, which includes Mr. Hsieh having successfully served as President and Chief Executive Officer of another publicly traded REIT, Spirit Realty Capital, Inc., from 2017 through its sale to Realty Income Corporation in January 2024.

Based on these considerations, the Compensation Committee approved the terms of Mr. Hsieh’s initial compensation as set forth in an employment agreement. These terms set Mr. Hsieh’s initial annual target total compensation at $9.0 million, consisting of:

Base salary of $1,000,000;

Annual target cash bonus of 150% of salary or $1,500,000; and

Annual equity award with a target value of $6,500,000; granted in the following allocations: 35% of the award as a time-vesting award in the form of LTIP units under the LTI Program, vesting ratably over three years (one-third per year measured from the date of grant), and 65% of the award as a performance-vesting award, also in the form of LTIP units, vesting over a three-year performance period.

In order to demonstrate both a strong conviction in the Path Forward strategy and significant alignment with stockholders, Mr. Hsieh has voluntarily elected to take 100% of his 2025 long-term incentive awards as performance-based. See “2025 Compensation Program Highlights” below.

In connection with his commencement of service as our President and Chief Executive Officer, Mr. Hsieh was awarded a one-time, sign-on “inducement” grant of LTIP units valued at $5 million that vest 50% on the third anniversary and 25% on each of the fourth and fifth anniversaries measured from March 1, 2024, subject to Mr. Hsieh’s continued service with the Company on each applicable vesting date (the “Sign-On Award”). The Committee awarded these LTIP units to create a strong incentive for Mr. Hsieh to execute strategies that result in significant longer-term total returns and immediate alignment with investors.

32 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

PRINCIPAL ELEMENTS OF COMPENSATION

To accomplish our compensation objectives, our executive compensation program has three primary elements: base salary, annual cash incentive compensation and our long-term incentive program (“LTIP Program”). Other NEOs in the graphics below include Messrs. Healey, Volk and Kingsmore and Ms. Menard.

Component	CEO Pay Mix	Other NEO Pay Mix	Key Features

Base Salary			• Relatively low, fixed cash pay as compared to other pay elements based on the scope and complexity of each position, the officer’s experience, competitive pay levels and general economic conditions
Annual Incentive Bonus

•   Variable short-term incentive

•   Rewards achievement of both corporate and individual performance

•   Measures and goals are established to align with annual strategies and operating plans designed to support our Company’s short-term financial and strategic objectives:

•   Corporate scorecard goals common to all executives (weighted at 75%) included:

•   Net Debt Reduction

•   Year-End Reported Occupancy

•   Same Center Net Operating Income (“NOI”) Growth

•   Disposition of Assets

•   Redevelopment and Leasing

•   Environmental Initiatives

•   Individual performance against pre-established goals was weighted 25%

Long-Term Equity Incentives: Performance- Based LTIP Units

•   Variable long-term incentive

•   Program design continued in 2024 to support our multi-year business strategies and align pay delivery with performance and stockholder value

• May be earned from 0% to 225% of target number of units based on performance versus Net Debt to EBITDA Reduction (weighted 65%) and three-year Year-end Occupancy goals (weighted 35%), with potential modification +/-20% based on three-year relative TSR versus publicly-traded, US-based equity REITs in the Nareit Index which are categorized as “mall” or “shopping center” REITs (the “Equity Peer REITs”)

Long-Term Equity Incentives: Service-Based LTIP Units

•   Vest in equal annual installments over a three-year period to promote stockholder alignment, retention and stability of our management team.

•   Mr. Hsieh received a sign-on equity award that vests 50% on the third anniversary of his date of hire and 25% on each of the fourth and fifth anniversaries of his date of hire

2025 PROXY STATEMENT 33

COMPENSATION DISCUSSION AND ANALYSIS

Target Total Direct Compensation Mix

Chief Executive Officer

11.1%
Base Salary
25.3%
Service-Based LTIP
16.7%
Annual Incentive Bonus
CEO
46.9%
Performance-Based LTIP Units
88.9%
Performance-Based/ At Risk

Other Named Executive Officers - Average*

Other NEOs
24.5%
Base Salary
29.3%
Annual Incentive Bonus
75.5%
Performance-Based/ At Risk
23.1%
Service-Based LTIP Units
23.1%
Performance-Based LTIP Units

*For the purpose of this graphic, other NEOs include Messrs. Healey, Volk and Kingsmore and Ms. Menard.

34 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Say-on-Pay Vote

At our 2024 Annual Meeting of Stockholders, approximately 91% of the votes cast were in favor of the non-binding, advisory Say-on-Pay resolution. The Committee considered the results of the 2024 advisory vote on executive compensation, as well as the history of strong support over the last three years. Based on this consistent level of support, notwithstanding a modest year-over-year decrease from 2023 to 2024, our Company believes that these results demonstrate a strong alignment among our stockholders and our executive compensation program. Accordingly, the Committee did not make any changes to the Company’s executive compensation program in response to the 2024 “Say-on-Pay” vote. As part of our commitment to ongoing transparent communication with our stockholders, we will continue an open dialogue to ensure we understand stockholder views on these important issues.

Compensation Governance Highlights

Our executive compensation and corporate governance programs are designed to closely link pay with operational performance and increases in long-term stockholder value while minimizing excessive risk taking. To help us accomplish these important objectives, we have adopted the following policies and practices:

No Excessive Risk Taking. Our compensation program is designed to not incentivize excessive risk taking by participants. We conduct an annual risk assessment of all of our compensation programs.

No Excise Tax Gross-Ups. None of our Company’s executives are entitled to any excise tax gross-ups.

Double-Trigger Equity Vesting. Our equity awards are subject to double-trigger vesting acceleration in connection with a change in control.

Robust Stock Ownership Guidelines. We have robust stock ownership policies for our named executive officers and directors, and each individual who is subject to them is in compliance with those policies. See “Stock Ownership Policies” in this Proxy Statement.

Holding Period. Until the minimum required stock ownership level is achieved under our stock ownership policies, our named executive officers must retain 50% of the net-after-tax shares from vesting of equity compensation awards. See “Stock Ownership Policies” in this Proxy Statement.

Clawback Policy. Our Compensation Recovery Policy, or clawback policy, requires the Company to recover all erroneously awarded incentive-based compensation received by executive officers during a specified look-back period in the event that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under federal securities laws.

No Repricing. We do not permit repricing of underwater options or SARs or permit exchange of underwater options or SARs for other awards or cash, without prior stockholder approval.

2025 PROXY STATEMENT 35

COMPENSATION DISCUSSION AND ANALYSIS

Anti-Hedging Policy. We have a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company.

Anti-Pledging Policy. We have a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our Company’s securities. Currently, based on information provided by our directors and officers, no shares of our Company are pledged by any of our current directors and executive officers.

Independent Compensation Consultant. The Committee engages an independent compensation consulting firm that provides us with no other services.

Annual Say-on-Pay. We annually submit our executive compensation program for our named executive officers to a say-on-pay advisory vote for stockholder consideration.

Compensation Philosophy and Objectives

Our executive compensation program is designed to achieve the following objectives:

•	Attract, retain and reward experienced, highly-motivated executives who are capable of leading our Company in executing our corporate strategy.

•	Link compensation earned to achievement of our Company’s short-term and long-term financial and strategic goals.

•

Align the interests of management with those of our stockholders by providing a substantial portion of compensation in the form of equity-based incentives and maintaining robust stock ownership requirements.

•	Adhere to high standards of corporate governance.

The Committee believes strongly in linking compensation to corporate performance: for 2024, 65% of the long-term incentive equity awards for our CEO and 50% for all other named executive officers depends on our three-year operational and financial goals as well as relative TSR compared to our Equity Peer REITs. The Committee also recognizes individual performance in making its executive compensation decisions. The Committee believes this is the best program overall to attract, motivate and retain highly skilled executives whose performance and contributions benefit our Company and our stockholders.

The Committee does not have a strict policy for allocating a specific portion of compensation to our named executive officers between cash and non-cash or short-term and long-term compensation. Instead, the Committee considers how each component promotes retention and/or motivates performance by the executive. The Committee believes it utilizes the right blend of cash and equity to provide appropriate incentives for executives while aligning their interests with those of our stockholders and encouraging the executives’ long-term commitment to our Company.

Role of the Compensation Committee

The Committee reviews and approves the compensation for our executive officers, reviews our overall compensation structure and philosophy and administers certain of our employee benefit and stock plans, with authority to authorize awards under our incentive plans. The Committee currently consists of six independent directors, Mr. Hernandez (Chair), Ms. Stephen and Messrs. Brandt, Hash (ex officio), Hirsch and Murphy.

Role of Management

Management, under the leadership of our Chief Executive Officer, develops our Company’s strategy and corresponding internal business plans, which our executive compensation program is designed to support. Our Chief Executive Officer also provides the Committee with his evaluation of the performance of and his recommendations on compensation for his direct reports, including the other named executive officers.

36 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Role of Compensation Consultant

The Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. The Committee retained FW Cook as its independent compensation consultant with respect to our compensation programs and our Pay Versus Performance disclosure. FW Cook’s role is to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. The Committee considered the independence of FW Cook and determined that its engagement of FW Cook does not raise any conflicts of interest with our Company or any of our directors or executive officers. FW Cook provides no other consulting services to our Company, executive officers or directors.

Role of Data for Peer Companies

Our compensation consultant periodically conducts competitive reviews of our executive compensation program, including a competitive analysis of pay opportunities for our named executive officers as compared to the relevant peer group selected by the Committee. The Committee reviews compensation practices at peer companies to inform itself and aid it in its decision-making process so it can establish compensation programs that it believes are reasonably competitive. At the time the Committee established 2024 target pay opportunities for the named executive officers, the most recent competitive review FW Cook had conducted was in October 2023, which included the following U.S.-based, publicly-traded REITs. This 2023 competitive analysis was used to inform the Committee’s decisions on the October 2023 salary adjustments and 2024 target pay opportunities for the named executive officers.

Acadia Realty Trust	Phillips Edison & Co.

American Assets Trust	Regency Centers Corporation

Brixmor Property Group, Inc.	Retail Opportunity Investments

Douglas Emmett, Inc.	Simon Property Group, Inc.

Federal Realty Investment Trust	SITE Centers

JBG Smith Properties	SL Green Realty Corp.

Kilroy Realty Corporation	Tanger Factory Outlets

Kimco Realty Corporation	Urban Edge Properties

Kite Realty Group Trust

The group included our direct mall REIT competitors as well as other REITs, primarily selected based on size, headquartered in Southern California, and/or with a meaningful number of retail properties in their portfolio. At the time FW Cook conducted the 2023 competitive review, our year-to-date enterprise value was in the 45th percentile compared to the peer group. The graphic below indicates enterprise value of the Company and the members of the peer group as of December 31, 2024.

2025 PROXY STATEMENT 37

COMPENSATION DISCUSSION AND ANALYSIS

The Committee does not set compensation components to meet specific benchmarks. Instead, the Committee focuses on a balance of annual and long-term compensation, which is heavily weighted toward “at risk” performance-based compensation. Peer group data is not used as the determining factor in setting compensation because each officer’s role and experience is unique. The Committee believes that ultimately the decision as to appropriate compensation for a particular officer should be made based on a full review of that officer’s and our Company’s performance.

COMPENSATION FOR 2024 PERFORMANCE

Compensation opportunities for each current named executive officer consisted of a base salary, an annual bonus opportunity, and long-term incentives, each of which is described in more detail below.

Base Salary

Named Executive Officer	2024 Base Salaries	2023 Base Salaries
Jackson Hsieh(1)	$1,000,000	n/a
Daniel E. Swanstrom II(2)	$600,000	n/a
Douglas J. Healey(3)	$600,000	$517,260
Ann C. Menard(3)	$600,000	$517,260
Kenneth L. Volk(4)	$500,000	$500,000

(1)	Mr. Hsieh’s base salary was established by the Committee when he was hired as our President and Chief Executive Officer on March 1, 2024.

(2)	Mr. Swanstrom’s base salary was established by the Committee when he was hired as our Senior Executive Vice President, Chief Financial Officer and Treasurer on November 16, 2024.

(3)

The base salaries for Mr. Healey and Ms. Menard were increased by 20% effective October 30, 2023 based on a competitive review of current market rates and to better reflect the scope of their responsibilities.

(4)	Mr. Volk is included as a former executive officer for purposes of this CD&A and departed the Company on March 31, 2025.

Annual Incentives

In early 2024, the Committee developed a “scorecard” of financial and strategic objectives against which performance would be evaluated to determine annual incentives for the named executive officers. Six corporate measures determined 75% of each participating executive’s earned bonus and the remaining 25% was based on the Committee’s assessment of the executive’s individual performance.

2024 Corporate Goals—Weighted 75%

Measure	Weighting
Net Debt to EBITDA Reduction	15%
Year-End Reported Occupancy	10%
Same Center NOI Growth	15%
Disposition of Assets	10%
Redevelopment and Leasing	15%
Environmental Initiatives	10%
TOTAL	75%

Net Debt to EBITDA Reduction

Why this measure was selected:  As part of our long-range, strategic financial planning, leverage reduction is one of our key financial goals over the next few years. Our five-year plan has established a goal of reducing our leverage to the low-to-mid 6x level by 2028. This will be accomplished through a stated combination of i) organic net operating income growth; ii) reducing debt levels by strategically disposing of underperforming and/or overleveraged assets and other non-enclosed mall assets with favorable valuations and iii) issuing equity. We believe that leverage reduction over time will have a direct, positive impact on the Company’s stock valuation. The goal for this performance metric was defined to exclude from our reported Net Debt to EBITDA the negative impact on NOI and EBITDA from Express, an underperforming tenant with multiple spaces in our portfolio that filed for bankruptcy in 2024, and Forever 21, an underperforming tenant that we intend to proactively replace throughout our portfolio.

38 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

How we performed:  Primarily through a combination of strategic dispositions and issuing equity, we reduced our leverage, as defined, by 81 basis points from 8.76x at December 31, 2023 to 7.95x as of December 31, 2024. This achieved the maximum goal payout of this measure.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Net Debt to EBITDA Reduction[1]	15%	8.7x	8.5x	8.0x	7.95x	200%	30.0%

1

Net Debt is a non-GAAP measure which represents Debt less Cash and Restricted Cash, EBITDA is calculated as earnings before interest expense, loss on debt extinguishment and modifications, tax expense, and depreciation and amortization. Net Debt to EBITDA is calculated using net debt as divided by EBITDA.

Year-End Reported Occupancy

Why this measure was selected:  Increasing occupancy through re-leasing is a critical way for us to grow cash flow from operations and net operating income. As we increase occupancy and create supply scarcity at our properties, we believe that will also enable us to increase rental rates at our properties. The goal for this performance metric was defined to exclude the following from our reported occupancy: i) a subset of our portfolio consisting of assets that are likely to be disposed of and that will receive minimal ongoing capital investment, and ii) the negative impact of NOI from Express, an underperforming tenant with multiple spaces in our portfolio that filed for bankruptcy in 2024, and Forever 21, an underperforming tenant that we intend to proactively replace throughout our portfolio.

How we performed:  During 2024, we were able to effectively capitalize on one of the strongest leasing years in our Company’s history and ended the year with portfolio mall and freestanding reported occupancy, as defined, of 95.9%. This achieved a payout just under maximum for this measure.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Reported Year-End Occupancy	10%	94.0%	95.4%	96.0%	95.9%	183.3%	18.3%

Same Center NOI Growth

Why this measure was selected:  We used net operating income (“NOI”) in addition to net income to report operating and financial results, and we considered NOI as a supplemental measure for the real estate industry and a supplement to Generally Accepted Accounting Principles (“GAAP”) measures. NOI is a useful measure of our financial condition and results of operations because it focuses on income and expense items at the property portfolio level. Increases in NOI generally result in increases in cash flow from operations and help to drive asset value and ultimately stockholder value. Increasing NOI is an operational goal that resonates across our organization and involves the coordination of all disciplines within our Company. The goal for this performance metric was defined to exclude the following from our reported Same Center NOI growth: i) a subset of our portfolio consisting of assets that are likely to be disposed of and that will receive minimal ongoing capital investment, and ii) the negative impact from Express, an underperforming tenant with multiple spaces in our portfolio that filed for bankruptcy in 2024, and Forever 21, an underperforming tenant that we intend to proactively replace throughout our portfolio.

How we performed:  Continued strong tenant leasing demand, especially from our better assets within our go-forward portfolio, increased Same Center NOI growth, as defined, by 2.99% in 2024. This achieved the above target goal payout for this measure.

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Same Center NOI Growth(1)	15%	2.25%	2.75%	3.25%	2.99%	148%	22.2%

(1)

Same Center NOI is calculated using total Adjusted EBITDA and eliminating the impact of the management companies’ revenues and operating expenses, leasing expenses (including joint ventures at pro rata), the Company’s REIT general and administrative expenses and the straight-line and above/below market adjustments to minimum rents and subtracting out NOI from non-Same Centers. Adjusted EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests in our Operating Partnership, extraordinary items, loss (gain) on remeasurement, sale or write down of assets, loss (gain) on extinguishment of debt and preferred dividends and includes joint ventures at their pro rata share.

2025 PROXY STATEMENT 39

COMPENSATION DISCUSSION AND ANALYSIS

Disposition of Assets

Why this measure was selected:  As part of our long-range, strategic financial planning, leverage reduction is one of our key financial goals over the next few years. Our five-year plan has established a goal of reducing our leverage to the low-to-mid 6x level by 2028. One of the key methods to achieve this goal is to strategically dispose of assets. In addition, as part of prudent portfolio management and capital allocation, we believe it is important to continue pruning our portfolio of underperforming and/or overleveraged assets. We believe creating a stronger and more financially sound portfolio and balance sheet will have a direct, positive impact on the Company’s stock valuation.

How we performed:  During 2024, we sold two of the three targeted assets at the beginning of the year. This achieved the target payout for this measure.

Objective	Achievement
Sell one of three enumerated assets as discussed with Board of Directors	Achieved. Two of three assets were sold, resulting in a 10% weighted payout.

Redevelopment and Leasing

Why this measure was selected:  Investing in capital improvements on our properties is intended to evolve our real estate and enhance the attractiveness of our properties to shoppers, retailers and the communities in which we operate. Strong re-development progress is a key driver of value creation for our stockholders. More detail on each objective is provided below.

How we performed:  During 2024, we achieved three of the four objectives, which achieved the target payout for this measure.

Property/Project	Goal	Achievement
Scottsdale Fashion Square	Execute replacement leases or letters of intent for 75% of the impacted space in connection with the redevelopment of the Nordstrom wing	Achieved. Signed leases or executed letters of intent for approximately 95% of the impacted space
Store Openings

Open at least four of the following six stores/uses: 1) Danbury Fair: Target; 2) Tysons Corner: Primark; 3) Queens Center: Primark; 4) Danbury Fair: Round One; 5) Freehold Raceway: Dave & Busters; or 6) Broadway Plaza: Pinstripes

Achieved. Five of six goals completed
Deliver Space to Tenants for Construction

Deliver space to tenants for tenant construction for four of the following six key store openings planned for 2024: 1) Chandler Fashion: Round One and Seafood City (2 stores); 2) Tysons Corner: Level 99; 3) Scottsdale Fashion Square: Hermes; 5) Freehold Raceway: Metro Fitness; or 6) Green Acres: Launch

Achieved. All six goals completed
Vacant Anchor Buildings

Execute leases or letters of intent for at least two of the following three properties: 1) execute replacement lease of Broadway Plaza in former Neiman Marcus location; 2) execute replacement leases or letters of intent for Kings Plaza in at least 50% of the former Best Buy location; or 3) FlatIron Crossing in the former Nordstrom location

Goal Not Met. One of three goals completed: 1) executed lease with Restoration Hardware at Broadway Plaza; 2) not completed; 3) not completed

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Redevelopment and Leasing	15%	2 of 4	3 of 4	4 of 4	3 of 4	100%	15%

40 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Environmental Initiatives

Why this measure was selected: At Macerich, we balance the goal of providing vibrant places for our customers with the need to be responsible stewards of our resources, reflecting the communities we serve and helping make communities more resilient. As such, the Committee believes that executives should be held accountable for progress towards the Company’s environmental commitments.

How we performed: During 2024, we accomplished three of the four objectives. This achieved the target payout for this measure.

Objective	Achievement
Increase portfolio renewable and clean power consumption by 10% vs. 2023	Achieved. Clean and renewable power consumption is 38%, up more than 10% relative to 34% renewable power consumption achieved in 2023
Reduce portfolio energy intensity to 17.6kWh psf, an 8.5% reduction from 2021 baseline	Goal Not Met
Update Climate and Transition Risk Assessment, aligned to SBTi and ISSB	Achieved

Vet double materiality of upgraded Energy Management System and energy storage for the majority of our owned centers to evaluate the carbon reduction and expense control potential of AI-driven building operations

Achieved. Implemented at Cerritos, Arrowhead and Freehold. Completed inventory and review of all EMS systems, and developed a roadmap of upgrades to controls and EMS systems

						% of Target Payout
Measure	Weighting	Threshold	Target	Max	Actual	Unweighted	Weighted
Environmental Initiatives	10%	2 of 4	3 of 4	4 of 4	3 of 4	100%	10%

Overall Corporate Results

The overall payout for the Corporate Goals component, weighted 75%, was 105.5% of target.

		Payout (% of Target)
Measure	Weighting	Unweighted	Weighted
Net Debt to EBITDA Reduction	15%	200.0%	30.0%
Year-End Reported Occupancy	10%	183.3%	18.3%
Same Center NOI Growth	15%	148.0%	22.2%
Disposition of Assets	10%	100.0%	10.0%
Redevelopment and Leasing	15%	100.0%	15.0%
Environmental Initiatives	10%	100.0%	10.0%
TOTAL	75%		105.5%

Individual Performance—Weighted 25%

A portion of the annual incentive is based on an assessment of individual performance in order to reward individual achievements and contributions. In making the individual determinations, the Committee took into consideration each named executive officer’s individual contributions to our Company’s overall performance in 2024, as well as their individual accomplishments and performance relative to our strategic, financial and operational initiatives. The Committee has the discretion to award between 0% and 150% of the named executive officer’s target individual award opportunity.

With respect to Mr. Hsieh: his leadership in transitioning to our new President and Chief Executive Officer and the creation of the Five-Year Plan, including organizational restructuring, identifying and executing automation processes, the ranking of our properties and the development of strategies for each property.

With respect to Mr. Healey: his successful leadership of our leasing department, including galvanizing the department to rank spaces within each of our Company’s properties to allow for the creation of new revenue targets, continued leasing momentum to increase portfolio occupancy and assuming specialty leasing responsibilities.

2025 PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS

With respect to Ms. Menard: in addition to her successful role as Chief Legal Officer and Corporate Secretary, she undertook a significant role in our Chief Executive Officer transition and assumed new leadership responsibilities overseeing development, construction, tenant coordination, property management, marketing, and business development.

With respect to Mr. Kingsmore: his contribution in implementation of our five-year plan and his role in the successful transition of our new Chief Financial Officer.

Based on individual accomplishments for 2024, the Committee scored the individual performance category at 100% of target (25% of target on a weighted basis) for each named executive officer.

Annual Incentive Payout

Name	Corporate Achievement (75%)	Individual Performance (25%)	2024 Annual Incentive Target (100%)	Payout (% of Target)	Actual Cash Bonus
Jackson Hsieh	$1,468,125	$489,375	$1,500,000	130.5%	$1,957,500
Douglas J. Healey	$734,063	$244,688	$750,000	130.5%	$978,750
Ann C. Menard	$734,063	$244,688	$750,000	130.5%	$978,750
Kenneth L. Volk	$489,375	$163,125	$500,000	130.5%	$652,500
Scott W. Kingsmore	$734,063	$244,688	$750,000	130.5%	$978,750

Pursuant to the terms of his employment agreement with the Company, Mr. Hsieh’s 2024 annual bonus was to be paid entirely in cash in the fixed amount of $1,500,000 on or before December 31, 2024, and any amounts that became payable above target level based on the actual level of achievement of the applicable performance criteria were paid to Mr. Hsieh at the same time annual bonuses were paid to other senior executives of the Company. Mr. Swanstrom is not included in the table above as pursuant to the terms of his employment agreement with the Company, Mr. Swanstrom’s annual bonus for 2024 was to be paid entirely in cash in the fixed amount of $375,000 on or before December 31, 2024. Mr. O’Hern was also omitted from the table above as he retired from the Company on February 29, 2024 and was not granted an annual incentive opportunity for 2024.

Long-Term Incentives

Our long-term equity-based incentive program is an important means to align the interests of our executives and our stockholders, to encourage our executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure.

2024 Long-Term Incentive Program

For 2024, the Committee approved for each named executive officer an aggregate grant date fair value for these awards, which were granted on February 15, 2024 in the form of LTIP Units (as defined below under “Accounting and Tax Issues — LTIP Units”). The Committee granted a mix of performance-based and time-based LTIP Units, comprised of 65% performance-based LTIP Units for our Chief Executive Officer and 50% performance-based LTIP Units for each of our other named executive officers other than Mr. Swanstrom, whose employment with the Company commenced on November 16, 2024 and, as a result, he did not receive performance-based LTIP units in 2024. Mr. O’Hern, our former CEO, received a prorated award comprised of 75% performance-based LTIP Units.

Performance-Based LTIP Units. For the performance-based LTIP Units granted in 2024, the Committee changed the performance measures to better support our multi-year business strategies and align pay delivery with executive performance. The 2024 performance-based LTIP Units may be earned from 0 to 225% of the target number of units awarded based on our performance versus three-year Net Debt to EBITDA Ratio (weighted 65%) and three-year Year-End Reported Occupancy and in some cases, Year-End Permanent Occupancy (weighted 35%), for the performance period, subject to a potential cap on the number of earned units based on the Company’s total stockholder return (“Absolute TSR Cap”), and subject to a potential modification +/-20% based on our relative TSR versus the Equity Peer REITs. The Committee selected Net Debt to EBITDA Ratio and Year-End Occupancy because it believed these were the most important drivers of long-term value creation. The relative TSR modifier ensures that the ultimate payout is aligned with our stockholder return performance relative to other retail REITs. In order for any percentage of LTIP Units to be earned in excess of 105% of target, based on linear interpolation between (or within) the “maximum” and “outperformance maximum” levels, the Company’s TSR for the cumulative performance period must be greater than or equal to 15%.

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COMPENSATION DISCUSSION AND ANALYSIS

Net Debt to EBITDA Ratio (weighted 65%): Performance will be measured for each year of the three-year performance period, with weightings and goals as follows:

Net Debt to EBITDA Ratio
Year	Weighting	Threshold	Target	Maximum	Outperformance Maximum
2024	20%	8.65	8.35	8.05	7.65
2025	20%	7.80	7.50	7.20	6.80
2026	60%	7.10	6.80	6.50	6.10
Percentage Earned*		50%	100%	150%	225%

*No units will be earned for performance below threshold; payout is linearly interpolated for performance between levels, subject to Absolute TSR Cap described above. In no event will the percentage earned exceed 225%.

Year-End Occupancy (weighted 35%): Performance will be measured for each year of the three-year performance period, on the basis of (i) the Company’s Year-End Reported Occupancy relative to the “threshold,” “target,” and “maximum” levels indicated below and (ii) solely to the extent Year-End Reported Occupancy is achieved at or above the “maximum” level, on the basis of the Company’s Year-End Permanent Occupancy relative to the “outperformance maximum” levels indicated below in the percentages indicated below, and will become vested at the end of the performance period, as follows:

Year-End Reported Occupancy and Year-End Permanent Occupancy
		Year-End Reported Occupancy			Year-End Permanent Occupancy
Year	Weighting	Threshold	Target	Maximum	Outperformance Maximum
Year-End 2024	20%	94.0%	95.4%	95.9%	88.8%	89.0%	89.5%	90.0%
Year-End 2025	20%	94.3%	95.7%	96.2%	89.3%	89.5%	90.0%	90.5%
Year End 2026	60%	94.6%	96.0%	96.5%	89.8%	90.0%	90.5%	91.0%
Percentage Earned*		50%	100%	150%	150%	175%	200%	225%

*No units will be earned for performance below threshold, with linear interpolation for performance between levels, subject to Absolute TSR Cap described above. No amount will be earned above 150% for any performance period unless both (i) Year-End Reported Occupancy equals or exceeds the maximum performance level and (ii) Year-End Permanent Occupancy exceeds the lowest outperformance maximum level. In no event will the percentage earned exceed 225%. If Year-End Reported Occupancy is below maximum, then no amounts may be earned based on Year-End Permanent Occupancy performance.

Relative TSR Modifier: The number of LTIP Units earned, if any, following the conclusion of the cumulative performance period, based on Net Debt to EBITDA Ratio and Year-End Occupancy will be modified up or down by up to 20% based on the Company’s relative TSR percentile rank versus the Equity Peer REITs at the conclusion of the full three-year performance period according to the following schedule:

Macerich Relative TSR Ranking vs. Equity Peer REITs	Earned LTIP Modifier

<= 25th Percentile	-20%

50th Percentile	0% (no modification)

>=75th Percentile	+20%

Modifier is linearly interpolated for performance between levels

2025 PROXY STATEMENT 43

COMPENSATION DISCUSSION AND ANALYSIS

LTIP Pay for Performance Alignment. The tracking of the performance-based LTIP Unit awards for 2022 through 2024 reflects strong pay for performance alignment with respect to the applicable performance periods. The graphic below summarizes the performance periods and outcome, or projected outcome, of our performance-based LTIP Unit awards in 2022, 2023 and 2024, through December 31, 2024.

LTIP Performance Period	2022	2023	2024	2025	2026	Status	Payout as Percentage of Target
2022 3-Year LTIP	100% Complete					Earned Below Target	85.17%
2023 3-Year LTIP		67% Complete				Tracking Above Target	130.8%(1)
2024 3-Year LTIP			33% Complete			Tracking Above Target	194.6%(2)

(1)

Represents our actual performance for the portion of the award (40% of the total award opportunity) eligible to be earned based on our financial and operational performance during the periods beginning (i) January 1, 2023 and ending December 31, 2023 (relating to 20% of the total award opportunity) and (ii) January 1, 2024 and ending December 31, 2024 (relating to 20% of the total award opportunity), as modified upward by 20% based on our relative TSR ranking as of December 31, 2024, as though the cumulative performance period had ended on such date. We make no estimate as to our financial and operational performance with respect to the remaining 60% of the award eligible to be earned based on our performance during the remaining performance periods under the award and no prediction as to the future performance of our stock for purposes of estimating our relative TSR ranking upon the conclusion of the full performance period.

(2)

Represents our actual performance for the portion of the award (20% of the total award opportunity) eligible to be earned based on our financial and operational performance during the period beginning January 1, 2024 and ending December 31, 2024, as modified upward by 20% based on our relative TSR ranking as of December 31, 2024, as though the cumulative performance period had ended on such date. We make no estimate as to our financial and operational performance with respect to the remaining 80% of the award eligible to be earned based on our performance during the remaining performance periods under the award and no prediction as to the future performance of our stock for purposes of estimating our relative TSR ranking upon the conclusion of the full performance period.

The three-year performance period for the 2022 performance-based LTIP Unit awards has been completed and the Company achieved three-year FFO per share at target for year one and below threshold for years two and three, for a percentage earned of 9.5% of the target LTIP Units and achieved three-year Reported Occupancy between threshold and target for a percentage earned of 61.5% of the target LTIP Units. The Company’s TSR for the performance period beginning January 1, 2022 and ending December 31, 2024 was at the 85th percentile of the Equity Peer REITs, resulting in a TSR modifier of +20%. Accordingly, 85.17% of the target 2022 performance-based LTIP Unit awards were earned for the three-year performance period ended December 31, 2024. The LTIP Units earned are included in “Option Exercises and Stock Vested — Fiscal 2024” below.

44 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Total Stockholder Return

The Company’s TSR against all public equity REITs for the trailing four years appears in the table below, along with a comparison of the Company’s performance in 2024 against the FTSE Nareit Retail Index and FTSE Nareit Mall Index.

Service-Based LTIP Units.  Vest in equal annual installments over a three-year period to promote retention and further alignment of our executives’ interests with those of our stockholders. Thirty-five percent (35%) of the target annual LTIP grant value for our CEO and fifty percent (50%) for the other named executive officers was granted in the form of service-based LTIP Units. Mr. O’Hern received a prorated award comprised of 25% service-based LTIP Units.

2025 PROXY STATEMENT 45

COMPENSATION DISCUSSION AND ANALYSIS

2025 Compensation Program Highlights

Subsequent to the hiring of Mr. Hsieh as our new CEO, we embarked on a new “Path Forward” which sets forth a number of rigorous strategic objectives with the long-term goal of producing outsized stockholder returns on both a relative and absolute basis.

Per Mr. Hsieh’s employment agreement and contractual obligations, on an annual basis across the employment term, the Company is to provide an award with a target grant date fair LTI value of $6,500,000 in the following allocations: 35% of the award as a time-vesting award in the form of LTIP units under the LTI Program, vesting ratably over three years (one-third per year measured from the date of grant), and 65% of the award as a performance vesting award, also in the form of LTIP units, vesting over a three-year performance period.

In order to demonstrate both a strong conviction in the Path Forward strategy and significant alignment with stockholders, Mr. Hsieh has voluntarily elected to take 100% of his 2025 long-term incentive awards as performance-based.

Alignment with Macerich’s Path Forward

In May of 2024, Macerich unveiled its “Path Forward” strategy, which detailed a concrete plan to deleverage the company and renew focus on simplifying the business and improving operational performance. The 2025 LTIP will incentivize executives to execute on this strategy, as their compensation packages will be heavily tied to long-term TSR performance, and thus the unlocking of value for stockholders.

The 2025 LTIP Program

Macerich’s 2025 LTIP will consist of both performance- and time-based equity awards; the former will vest entirely contingent on relative TSR against a peer set of retail REIT peers over the 2025-2027 period, while the latter will vest ratably over three years (consistent with standard industry practices). As noted above, 100% of our CEO’s 2025 LTIP will be performance-based and the remaining NEOs will have 50% performance-based and 50% time-based vesting.

With a focus on longer-term performance, and with the goal being to undertake significant strategic endeavors that result in longer-term positive stockholder returns on both a relative and absolute basis, the Compensation Committee modified the long-term incentive plan for 2025 to be 100% tied to three-year TSR. Furthermore, target level payouts are only achieved if the Company outperforms its peers (i.e., 55th percentile performance). In addition, the Committee opted to include an absolute TSR modifier such that if the Company has not only a negative return over the three-year performance period but anything less than a 4% compounded, annualized return, the resulting payout decreases. At the same time, if the Company not only outperforms on a relative basis but also achieves at least a 4%, up to a maximum of a 15%, compounded, annual return over the performance period, the resulting payout may increase.

46 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Executive Benefits

Certain of our named executive officers participate in our deferred compensation plan available to all Vice Presidents and above who earn more than $120,000 annually. See the “Nonqualified Deferred Compensation” table in this Proxy Statement for more information. We also provide our named executive officers with life insurance, medical and disability insurance, and use of a private aircraft in which our Company owns a fractional interest, to allow them to devote more time to our business. Refer to footnote (6) to the Summary Compensation Table in this Proxy Statement for additional detail.

Severance Benefits

The Macerich Company Change in Control Severance Pay Plan for Senior Executives, which was in effect prior to March 1, 2024, covered our Chief Executive Officer, President and other senior executive officers (the “Prior CIC Plan”). Effective March 1, 2024, in order to enable our senior executive officers to remain focused on the requirements of the business in connection with the retirement of our Chief Executive Officer and our President, and in order to bring our severance program in line with the severance programs offered by our peer group, the Committee adopted The Macerich Company Amended and Restated Severance Plan (the “Severance Plan”), as further described below under “Potential Payments upon Termination or Change in Control.” The Prior CIC Plan and the Severance Plan each provide specified payments and benefits in connection with a qualifying termination of employment following a “change in control” (as defined in the Prior CIC Plan and Severance Plan). In addition, the Severance Plan provides specified payments and benefits in connection with a qualifying termination outside the context of a change in control. Our goal in providing severance and change in control payments and benefits is to offer sufficient cash continuity protection such that our named executive officers will focus their full time and attention on the requirements of the business rather than potential implications for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to our named executive officers rather than negotiating severance at the time that a named executive officer’s employment with us terminates. We have also determined that accelerated vesting provisions with respect to equity awards in connection with certain qualifying terminations are appropriate because they encourage our named executive officers to stay focused on the business in those circumstances, rather than focusing on the potential implications for them personally. For a description of our severance and change in control agreements with our named executive officers, see “Potential Payments Upon Termination or Change in Control” below.

Stock Ownership Policies

Our Board believes that our directors and executive officers should have a meaningful investment in our Common Stock in order to more closely align their interests with those of our stockholders. Accordingly, our Board has established stock ownership policies for executives and non-employee directors.

Executive Stock Ownership Requirements.  Executives must own Common Stock (which may be combined with certain of our other equity securities or units of our Operating Partnership as described below) with a value equal to at least the following multiples of their respective base salaries.

Position	Ownership Requirement as Multiple of Base Salary

Chief Executive Officer	6x

Other Named Executive Officers	3x

Non-Employee Director Stock Ownership Requirements.  Non-employee directors must own Common Stock (which may be combined with certain of our other equity securities or units of our Operating Partnership as described below) with a value equal to at least five times the annual cash retainer for Board service.

Equity interests that count toward our stock ownership policies include:

•	Shares owned directly or indirectly by the director or named executive officer or by members of their immediate family residing in the same household;

•

Shares received pursuant to any of the Company’s equity plans, including restricted stock and phantom or other stock units, provided, however that performance-based shares shall not count toward the achievement of the guideline until the end of the applicable performance period, and only to the extent earned;

2025 PROXY STATEMENT 47

COMPENSATION DISCUSSION AND ANALYSIS

•	Shares held in trust for the benefit of the director, named executive officer or his or her immediate family residing in the same household; and

•	Shares issuable upon redemption of units owned in our operating partnership, including service-based LTIP units and fully-vested and earned performance-based LTIP units.

Until the required ownership level is achieved, executives and non-employee directors subject to the guidelines must retain at least 50% of net-after-tax profit shares from equity compensation awards. Net-after-tax shares are shares from vesting of equity grants and/or shares received upon exercise of stock options, net of shares tendered or withheld for payment of the exercise price and net of taxes. This retention requirement will also apply if an executive’s or director’s ownership falls below the required ownership level due to a reduction in stock price.

These policies also allow our Board to approve exceptions from time to time from this stock ownership policy. Our policy further provides that a non-employee director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in our Company’s securities shall be exempt. Refer to our Guidelines on Corporate Governance, which are posted on our website. All of our current directors and named executive officers that are subject to these stock ownership policies are in compliance with them.

Clawback Policy

Our clawback policy requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the clawback policy and in the three-year fiscal period preceding the date our Company was required to prepare the restatement that is in excess of the amount that would have been received had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The clawback policy has been filed as an exhibit to our Annual Report on Form 10-K.

The clawback policy is an amendment and restatement of the Company’s prior recoupment policy and such prior recoupment policy (as was in effect prior to such amendment and restatement) continues to apply with respect to compensation subject to the terms of such policy that is not subject to the terms of the current clawback policy.

Anti-Hedging/Anti-Pledging Policy

We have a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company. In addition, we have a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our securities. Currently, based on information provided by our directors and officers, no shares of our Company are pledged by any of them.

Accounting and Tax Issues

The Committee considers both the accounting and tax issues raised by the various compensation elements for our Company and our executives.

LTIP Units.  As described in this Proxy Statement, LTIP Units of our Operating Partnership are intended to qualify as “profits interests” for federal income tax purposes and as such initially do not have full parity, on a per unit basis, with our common OP Units with respect to liquidating distributions. Such parity can be achieved over time through priority allocations of “book-up gains” attributable to appreciation of the Operating Partnership’s assets. LTIP Units, regardless of when they were issued, are eligible to share in allocable “book-up gains” since the most recent book-up or book-down of the limited partners’ capital accounts.

In designing our executive compensation program and determining the compensation of our executive officers, including our named executive officers, the Compensation Committee considers a variety of factors, including the potential impact of the deduction limit under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). However, the Compensation Committee will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m) of the Code. The deductibility of some types of

48 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

compensation depends upon the timing of an executive officer’s vesting or exercise of previously granted rights. Further, interpretations of, and changes in, the tax laws, and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its compensation goals.

To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes that our stockholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expense.

Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A of the Code. In addition to traditional nonqualified deferred compensation plans, Section 409A of the Code applies to certain severance arrangements, bonus arrangements and equity awards. Our intent is to structure all our nonqualified deferred compensation plans, severance arrangements, bonus arrangements and equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, to comply with the applicable requirements of Section 409A of the Code.

2025 PROXY STATEMENT 49

COMPENSATION DISCUSSION AND ANALYSIS

Policies and Practices Related to the Grant of Certain Equity Awards

It is the policy of the Board and the Compensation Committee to not take material nonpublic information into account when determining the timing
of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. We did not grant any stock options, stock appreciation rights or similar option-like instruments to our named executive officers in 2024.

50 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION

The following table and accompanying notes show for our Chief Executive Officer, our Chief Financial Officer and our three most highly compensated executive officers, as of December 31, 2024, the aggregate compensation paid, awarded or earned with respect to such persons in the years indicated. Thomas E. O’Hern retired from his position as Chief Executive Officer effective February 29, 2024. Scott W. Kingsmore was terminated from his position as Senior Executive Vice President, Chief Financial Officer and Treasurer effective November 15, 2024.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)(3)	Stock Awards ($)(2)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Jackson Hsieh	2024	811,538	(7)	1,957,500	11,499,966	—	104,308	14,373,312
Chief Executive Officer and President

Daniel E. Swanstrom II	2024	83,077	(8)	375,000	1,499,993	—	16,917	1,974,987
Senior Executive Vice President, Chief
Financial Officer and Treasurer

Douglas J. Healey	2024	600,000		978,750	1,385,909	—	34,592	2,999,251
Senior Executive Vice President,	2023	517,260	(9)	1,237,500	1,099,987	—	29,064	2,883,811
Head of Leasing	2022	500,000		633,000	1,099,983	—	22,541	2,255,524

Ann C. Menard	2024	600,000		978,750	1,652,445	—	90,858	3,322,053
Senior Executive Vice President,	2023	517,260	(9)	1,275,000	1,099,987	—	58,704	2,950,951
Chief Legal Officer and Secretary	2022	500,000		633,000	1,099,983	—	71,611	2,304,594

Kenneth L. Volk	2024	500,000		652,500	799,557	—	55,916	2,007,973
Executive Vice President,
Business Development

Thomas E. O’Hern	2024	160,192	(10)	—	343,997	—	224,045	728,234
Former Chief Executive Officer	2023	850,000		2,890,000	5,999,983	—	85,726	9,825,709
	2022	850,000		1,939,700	5,999,975	—	79,717	8,869,392

Scott W. Kingsmore	2024	538,714	(11)	978,750	1,385,909	—	167,014	3,070,387
Former Senior Executive Vice President,	2023	517,260	(9)	1,237,500	1,299,989	—	73,504	3,128,253
Chief Financial Officer and Treasurer	2022	500,000		633,000	1,299,979	—	77,649	2,510,628

(1)	Includes any amount of salary deferred under our qualified and nonqualified deferred compensation plans. See the “Nonqualified Deferred Compensation – Fiscal 2024” table below for more information.

(2)	SEC Reporting of Cash and Equity Awards

In reviewing the Summary Compensation Table, it is important to note that under SEC rules, cash incentive awards are generally reported in the table for the year that they are earned regardless of when they are paid, while equity awards are generally reported in the table for the year that they are granted (as determined in accordance with applicable accounting rules) regardless of when they are earned.

(3)	Bonuses Reported in Year 2024

As described in the Compensation Discussion and Analysis above and except as otherwise described below, the annual incentive compensation awards for 2024 performance were paid in cash on February 27, 2025. Under SEC rules, cash incentive awards are reported in the Summary Compensation Table for the year that they are earned, regardless of when they are paid. Accordingly, the cash bonuses paid for 2024 performance are reported in the “Bonus” column for 2024. These cash bonuses were paid in December 2024 and January 2025 and were the only cash incentive awards granted to each named executive officer for his or her 2024 performance. Pursuant to the terms of his employment agreement with the Company, Mr. Hsieh’s 2024 annual bonus was to be paid, in an amount no less than his target annual bonus, on or before December 31, 2024, and any amounts that became payable above the target level based on the actual level of achievement of the applicable performance criteria were paid to Mr. Hsieh at the same time annual bonuses are paid to other senior executives of the Company. Accordingly, $1,500,000 was paid to Mr. Hsieh on December 27, 2024 and the remaining $457,500 of his 2024 bonus was paid to him on February 27, 2025. Pursuant to the terms of his employment agreement with the Company, Mr. Swanstrom’s annual bonus for 2024 was paid in the fixed amount of $375,000 on December 27, 2024.

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EXECUTIVE COMPENSATION TABLES

Bonuses Reported in Year 2023

The annual incentive compensation awards for 2023 performance were paid in cash in February 2024. These cash bonuses were the only cash incentive awards granted to each named executive officer for his or her 2023 performance.

Bonuses Reported in Year 2022

The annual incentive compensation awards for 2022 performance were paid in cash in February 2023. These cash bonuses were the only cash incentive awards granted to each named executive officer for his or her 2022 performance.

(4)	Stock Awards Reported in Year 2024

The amounts reflected in this column for 2024 relate to performance-based LTIP Units and service-based LTIP Units granted in 2024 under our LTIP and 2003 Incentive Plan. These amounts represent the value at the grant date computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.

a.

Performance-Based LTIP Units. The aggregate grant date fair values for performance-based LTIP Unit awards based upon the probable outcome of the performance conditions as of the grant date were as follows:

Jackson Hsieh	$4,224,986
Douglas J. Healey	$649,985
Ann C. Menard	$774,997
Kenneth L. Volk	$374,984
Thomas E. O’Hern	$249,746
Scott W. Kingsmore	$649,985

The actual value that may be realized with respect to our 2024 annual performance-based LTIP unit awards is contingent upon our performance over a three-year measurement period that will end on December 31, 2026. Assuming that maximum performance is achieved under our 2024 annual performance-based LTIP Units awards, the value at the grant date of the awards would each have been as follows: Mr. Hsieh—$9,506,219; Mr. Healey—$1,462,466; Ms. Menard—$1,743,743; Mr. Volk—$955,289; Mr. O’Hern—$561,929; and Mr. Kingsmore—$1,462,466, respectively. Mr. Swanstrom’s employment with our Company commenced on November 16, 2024 and he did not receive any performance-based LTIP Unit awards in 2024.

b.	Service-Based LTIP Units. The grant date fair values for service-based LTIP Unit awards were as follows:

Jackson Hsieh	$7,274,980
Daniel E. Swanstrom II	$1,499,993
Douglas J. Healey	$735,924
Ann C. Menard	$877,448
Kenneth L. Volk	$424,573
Thomas E. O’Hern	$94,251
Scott W. Kingsmore	$735,924

For Mr. Hsieh, the amount reported above represents the value of the service-based and sign-on LTIP Units awarded to him in connection with his hire as Chief Executive Officer and President on March 1, 2024. The annual service-based LTIP Units granted to Mr. Hsieh in 2024 have a grant date fair value of approximately $2,275,000 and vest in three equal annual installments on December 31, 2024, December 31, 2025 and December 31, 2026. The sign-on LTIP Units granted to Mr. Hsieh in 2024 have a grant date fair value of approximately $5,000,000 and vest over five years, with 50% vesting on March 1, 2027, 25% vesting on March 1, 2028 and 25% vesting on March 1, 2029.

In addition, for Mr. Swanstrom, the amount reported above represents the value of sign-on LTIP Units awarded to him in connection with his hire as Senior Executive Vice President, Chief Financial Officer and Treasurer on November 16, 2024 with a grant date fair value of approximately $1,500,000 that vest in three equal annual installments on November 30, 2025, November 30, 2026 and November 30, 2027.

Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the SEC on February 28, 2025.

(5)	None of the earnings on the deferred compensation of our named executive officers for 2024 were considered above-market or preferential as determined under SEC rules.

52 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(6)	“All Other Compensation” includes the following components for 2024:

	Matching Contributions under 401(k) Plan $	Matching Contributions under Nonqualified Deferred Compensation Plan $	Life Insurance Premiums $	Other Welfare Benefit Premiums $	Use of Private Aircraft $	Other Employment Related Matters $
Jackson Hsieh	13,800	—	3,490	15,172	71,846	—
Daniel E. Swanstrom II	13,800	—	9	3,108	—	—
Douglas J. Healey	13,800	—	2,051	18,741	—	—
Ann C. Menard	13,800	56,250	2,067	18,741	—	—
Kenneth L. Volk	13,800	21,750	1,625	18,741	—	—
Thomas E. O’Hern	13,800	4,806	944	7,608	—	196,887
Scott W. Kingsmore	13,800	55,610	1,423	18,741	—	77,440

Matching Contributions. Amounts shown include matching deferred compensation contributions by our Company as determined by our Board of Directors annually under our nonqualified deferred compensation plan and matching contributions by our Company under our 401(k) Plan. The amount of the matching contributions under these plans is determined in the same manner for all plan participants. See the “Nonqualified Deferred Compensation – Fiscal 2024” table below.

Other Welfare Benefit Premiums. Amounts shown reflect the premiums paid by our Company for medical and disability insurance.

Private Aircraft Use. Amount shown reflects the incremental cost to our Company of such executive’s personal use of a private aircraft in which our Company owns a fractional interest. The incremental cost is determined by using the amount our Company is billed for such use less the portion reimbursed by the executives and such amount may include: landing fees, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses; maintenance, parts and external labor (inspections and repairs); engine insurance expenses; position flight costs; and passenger ground transportation. Since the aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs.

Other Employment Related Matters. Amounts shown reflect COBRA payments for Mr. O’Hern and, for Mr. Kingsmore, reflect compensation received as Senior Adviser from November 16, 2024 through December 31, 2024.

(7)	Mr. Hsieh began his employment with our Company on March 1, 2024. His annualized base salary for 2024 was $1,000,000.

(8)	Mr. Swanstrom began his employment with our Company on November 16, 2024. His annualized base salary for 2024 was $600,000.

(9)	Messrs. Healey and Kingsmore and Ms. Menard’s base salaries each increased to $600,000 effective October 30, 2023.

(10)	This amount reflects the pro rata share of Mr. O’Hern’s annual salary of $850,000 that was paid through his separation date of February 29, 2025.

(11)	This amount reflects the pro rata share of Mr. Kingsmore annual salary of $600,000 that was paid through his separation date of November 15, 2024.

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EXECUTIVE COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS—FISCAL 2024

The following table provides information regarding performance-based and service-based LTIP Units granted to our named executive officers in 2024.

			Estimate Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)

Jackson Hsieh	3/1/2024	2/12/2024	104,450	261,124	587,529	—	4,224,986

	3/1/2024	2/12/2024	—	—	—	138,634	2,274,984
	3/1/2024	2/12/2024	—	—	—	304,692	4,999,996

Daniel E. Swanstrom II	11/16/2024	10/29/2024	—	—	—	77,399	1,499,993

Douglas J. Healey	2/15/2024	2/12/2024	14,968	37,420	84,195	—	649,985
	2/15/2024	2/12/2024	—	—	—	42,125	735,924

Ann C. Menard	2/15/2024	2/12/2024	17,847	44,617	100,388		774,997
	2/15/2024	2/12/2024	—	—	—	50,226	877,448

Kenneth L. Volk	2/15/2024	2/12/2024	8,635	21,588	48,573		374,984
	2/15/2024	2/12/2024				24,303	424,573

Thomas E. O’Hern	2/15/2024	2/12/2024	5,751	14,378	32,351	—	249,746
	2/15/2024	2/12/2024	—	—	—	5,395	94,251

Scott W. Kingsmore	2/15/2024	2/12/2024	14,968	37,420	84,195	—	649,985
	2/15/2024	2/12/2024	—	—	—	42,125	735,924

(1)

Represents awards of performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described beginning on page 36 of this Proxy Statement. Performance will be measured on a cumulative basis at the end of the three-year performance period from January 1, 2024 through December 31, 2026. The number of LTIP Units reported under the “Threshold (#)” subcolumn represents the number of LTIP Units that would be earned if our financial and operational metrics versus three-year Net Debt to EBITDA (weighted at 65%) and three-year Year-End Reported and Permanent Occupancy goals (weighted at 35%) were at Threshold performance, which represents the minimum performance that would entitle recipients to awards under the LTIP and our three-year relative TSR versus our Equity Peer REITs was equal to or below the 25th percentile, resulting in the full downward modifier of -20% based on such relative TSR performance. The number of LTIP Units reported under the “Target (#)” subcolumn represents the number of LTIP Units that would be earned if our financial and operational metrics were at the Target performance and our three-year relative TSR versus our Equity Peer REITs was at the 50th percentile, resulting in no modifier based on such relative TSR performance. The number of LTIP Units reported under the “Maximum (#)” subcolumn represents the number of LTIP Units that would be earned if our financial and operational metrics were at or above the Maximum performance and our three-year relative TSR versus our Equity Peer REITs was at or above the 75th percentile, resulting in the full upward modifier of +20% based on such relative TSR performance. For Mr. Hsieh, represents awards of performance-based LTIP Units granted in connection with the commencement of his employment.

(2)

Represents awards of service-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described beginning on page 36 of this Proxy Statement. For Messrs. Hsieh and Swanstrom, represents awards of service-based LTIP Units granted in connection with the commencement of their respective employment.

(3)

The amounts reflected in this column represent the grant date fair value of these awards computed in accordance with FASB ASC Topic 718 as described in note (4) to the “Summary Compensation Table” above. Assumptions used in the calculation of these amounts are set forth in footnote 19 to our audited financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the SEC on February 28, 2025.

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EXECUTIVE COMPENSATION TABLES

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid, awarded or earned, are generally described under “Compensation Discussion and Analysis” and in the footnotes to the compensation tables. The material terms of our LTIP, pursuant to which LTIP Units are granted, are described below. For a description of our severance and change in control agreements see “Potential Payments Upon Termination or Change in Control” below.

LTIP Unit Awards

LTIP Units of our Operating Partnership are structured to qualify as “profits interests” for federal income tax purposes. Accordingly, LTIP Units initially do not have full parity, on a per unit basis, with our Operating Partnership’s common OP Units with respect to liquidating distributions. Upon the occurrence of specified events, the LTIP Units can over time achieve full parity with the common OP Units, at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units. LTIP Units that have been converted into common OP Units and have become vested are redeemable by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company’s election. LTIP Units generally may be subject to performance-based vesting or service-based vesting.

2024 Performance-Based and Service-Based LTIP Units. The Compensation Committee continued the LTIP program for 2024 and allowed our executive officers to elect to receive either LTIP Units in the Operating Partnership or restricted stock units of the Company (the “LTIP Units”). For our Chief Executive Officer, 65% of the total award consisted of performance-based LTIP Units and 35% consisted of service-based LTIP Units. The Compensation Committee also awarded LTIP Units to our other named executive officers, with 50% of the total award consisting of performance-based LTIP Units and 50% consisting of service-based LTIP Units, other than for Mr. Swanstrom, whose employment with the Company commenced on November 16, 2024 and, as a result, he did not receive performance-based LTIP Units in 2024. The performance period for the 2024 performance-based LTIP Unit awards is January 1, 2024 through December 31, 2026.

Performance-Based LTIP Units. Performance-based awards were granted in 2024 to encourage executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure. The 2024 performance-based LTIP Units are subject to performance-based vesting over the three-year period from January 1, 2024 through December 31, 2026, with the number of LTIP Units vesting, if any, depending on our performance relative to financial and operational measures, as modified based on our relative TSR over the performance period as described below. These LTIP Units are subject to forfeiture to the extent the applicable performance requirements are not achieved. TSR will be measured by the compounded total annual return per share achieved by the shares of Common Stock of our Company or such Equity Peer REIT and assumed reinvestment of all dividends and other distributions.

Depending on our performance versus three-year Net Debt to EBITDA (weighted at 65%) and three-year Year-End Reported and Permanent Occupancy goals (weighted at 35%) in each case over a three-year period, with a potential modification +/-20% based on three-year relative TSR versus our Equity Peer REITs, vesting of these LTIP Units will occur as more fully described beginning on page 36 of this Proxy Statement. Determination of the vesting of our performance-based LTIP Units will occur earlier in the event of a change in control or qualified termination of employment (which generally includes a termination by our Company without cause or by the executive for good reason) based on our performance through the date of such event.

Prior to the vesting of the 2024 performance-based LTIP Units, holders of the 2024 performance-based LTIP Units in the Operating Partnership will be entitled to receive per unit distributions equal to 10% of the regular periodic distributions payable on a common OP Unit, but will not be entitled to receive any special distributions. LTIP Units in the form of restricted stock units will not receive a corresponding distribution or dividend. Distributions and dividends on vested LTIP Units (whether in the form of LTIP Units in the Operating Partnership or restricted stock units of the Company) are equal in amount to the regular distributions paid on an equal number of common OP Units, which are equal in amount to the dividends paid on an equal number of shares of Common Stock.

Service-Based LTIP Units. Service-based awards were granted in 2024 to support the long-term retention of our executives. The 2024 service-based LTIP Units vest in equal annual installments over a three-year period, other than the sign-on service-based LTIP Units granted to Mr. Hsieh in connection with his hire as our President and CEO, which vest over five years, with 50% vesting on March 1, 2027, 25% vesting on March 1, 2028 and 25% vesting on March 1, 2029. Vesting is conditioned upon the executive remaining an employee of our Company through the applicable vesting dates, and subject to acceleration of vesting in the event of a change in control of our Company followed by certain qualifying terminations or the executive’s death or disability. Effective March 1, 2024, pursuant to the Severance Plan, in connection with the termination of the executive’s service relationship with our Company under specified circumstances,

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EXECUTIVE COMPENSATION TABLES

including termination by our Company without cause, or by the executive for good reason, his or her service-based LTIP Units will become fully vested on an accelerated basis effective on the executive’s termination date.

Regular and other non-liquidating distributions and dividends were made with respect to the service-based LTIP Units from the date of their issuance to the executive. Distributions and dividends were in the same amount and at the same time as those made with respect to common OP Units and shares of Common Stock. At the end of the vesting period, distributions and dividends will continue to be paid only to the extent that the service-based LTIP Units have become vested.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024

The following table provides information on the holdings of certain of our named executive officers of service-based LTIP Units and performance-based LTIP Units as of December 31, 2024. None of our named executive officers held outstanding options as of December 31, 2024.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)
Jackson Hsieh	464,877	9,260,343	431,368	8,598,229
Daniel E. Swanstrom II	113,284	2,256,617	—	—
Douglas J. Healey	73,026	1,454,688	111,715	2,225,361
Ann C. Menard	80,294	1,599,456	123,612	2,462,349
Kenneth L. Volk	44,831	893,034	69,432	1,383,088
Thomas E. O’Hern	194,847	3,881,352	428,734	8,540,372
Scott W. Kingsmore	30,382	650,209	120,350	2,397,367

(1)	For each of our named executive officers, includes the following:

	2023 Service- Based LTIP Units(a)	2024 Service- Based LTIP Units(b)	2023 Performance- Based LTIP Units(c)	2024 Performance- Based LTIP Units(d)	2024 Service- Based Inducement Awards
Jackson Hsieh	—	92,423	—	67,762	304,692	(e)
Daniel E. Swanstrom II	—	—	—	—	113,284	(f)
Douglas J. Healey	16,282	28,084	18,950	9,710	—
Ann C. Menard	16,282	33,484	18,950	11,578	—
Kenneth L. Volk	11,101	16,202	11,926	5,602	—
Thomas E. O’Hern	44,405	3,597	143,114	3,731	—
Scott W. Kingsmore	—	—	20,672	9,710	—

(a)	Represents the unvested portion of the 2023 service-based LTIP Units that will vest on December 31, 2025, subject to continued employment.

(b)	Represents the unvested portion of the 2024 service-based LTIP Units that will vest in equal installments on December 31, 2025 and December 31, 2026, subject to continued employment.

(c)

Represents the portion of the 2023 performance-based LTIP Units that were earned based on our FFO per share and Occupancy for the performance periods from January 1, 2023 through December 31, 2023 and January 1, 2024 through December 31, 2024, respectively, that do

56 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

not remain subject to forfeiture based on our relative TSR performance for the period beginning January 1, 2023 and ending December 31, 2025. Earned units will vest following the conclusion of the performance period as described below.

(d)

Represents the portion of the portion of the 2024 performance-based LTIP Units granted January 1, 2024, that were earned based on our Net Debt to EBITDA and Occupancy for the performance period from January 1, 2024 through December 31, 2024, that do not remain subject to forfeiture based on our relative TSR performance for the period beginning January 1, 2024 and ending December 31, 2026. Earned units will vest following the conclusion of the performance period as described below.

(e)

Represents unvested service-based LTIP Units granted on March 1, 2024, as an inducement award in connection with the commencement of employment that vest 50% on the third anniversary and 25% on each of the fourth and fifth anniversaries of the grant date.

(f)

Represents unvested service-based LTIP units granted as a sign-on award in connection with the commencement of employment that vest in three equal annual installments on November 30, 2025, November 30, 2026 and November 30, 2027, subject to continued employment.

(2)

Based on a price of $19.92 per unit, which was the closing price on the NYSE of one share of our Common Stock on December 31, 2024. Assumes that the value of LTIP Units on a per unit basis is equal to the per share value of our Common Stock.

(3)

Represents awards of 2023 performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan. The number of LTIP Units reported in this table represents (i) the number of performance-based LTIP Units granted in 2023 equal to (A) the Target number of LTIP Units that may still be earned based on our FFO per share during the remaining performance periods, because our FFO per share performance was between the Threshold and Target performance level for the performance period ended December 31, 2024 (B) the Maximum number of LTIP Units that may be earned based on our Occupancy during the remaining performance periods under the awards, because our Occupancy performance was at or above the Maximum performance level for the performance period ended December 31, 2024 and (C) the maximum upward modification (+20%) in the number of LTIP Units that are subject to our relative TSR performance versus our Equity Peer REITs (estimated based on actual performance and the levels described in clauses (A) and (B)), because our relative TSR performance was above the Target performance level as of December 31, 2024.

(4)

Represents awards of 2024 performance-based LTIP Units granted under our LTIP, the 2003 Incentive Plan and in connection with the commencement of Mr. Hsieh’s employment. The number of LTIP Units reported in this table represents (i) the number of performance-based LTIP Units granted in 2024 equal to (A) the Maximum number of LTIP Units that may still be earned based on our Net Debt to EBITDA during the remaining performance periods, because our Net Debt to EBITDA performance was between the Target and Maximum performance levels for the performance period ended December 31, 2024, (B) the Maximum number of LTIP Units that may be earned based on our Occupancy during the remaining performance periods under the awards, because our Occupancy performance was at or above the Target performance level for the performance period ended December 31, 2024 and (C) the maximum upward modification (+20%) in the number of LTIP Units that are subject to our relative TSR performance versus our Equity Peer REITs (estimated based on actual performance and the levels described in clauses (A) and (B)), because our relative TSR performance was at or above the Maximum performance level as of December 31, 2024.

(5)

The vesting of the 2023 performance-based LTIP Units will be measured on a cumulative basis at the end of the three-year performance period from January 1, 2023 through December 31, 2025 and the vesting of the 2024 performance-based LTIP Units will be measured on a cumulative basis at the end of the three-year performance period from January 1, 2024 through December 31, 2026. Although these LTIP Units have not vested, for purposes of this table, it is assumed that one performance-based LTIP Unit represents the economic equivalent of one share of Common Stock. The market value is based upon the closing price of our Common Stock on the NYSE on December 31, 2024 of $19.92.

OPTION EXERCISES AND STOCK VESTED—FISCAL 2024

The following table presents information regarding the vesting of LTIP Units during 2024 that were previously granted to certain of our named executive officers. None of our named executive officers exercised options during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (1)
Jackson Hsieh	46,211	920,523
Daniel E. Swanstrom II	—	—
Douglas J. Healey	70,635	1,407,049
Ann C. Menard	73,335	1,460,833
Kenneth L. Volk	46,689	930,045
Thomas E. O’Hern	318,159	6,337,727
Scott W. Kingsmore	80,925	1,612,026

(1)

This number represents the vesting of performance-based LTIP Units for the performance period ending December 31, 2024 and service-based LTIP Units on December 31, 2024. An individual, upon the vesting of an equity award, does not receive cash equal to the amount contained in the Value

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EXECUTIVE COMPENSATION TABLES

Realized on Vesting column of this table. Instead, the amounts contained in the Value Realized on Vesting column reflect the market value of our Common Stock on the applicable vesting date. For purposes of this table, it is assumed one LTIP Unit represents the economic equivalent of one share of Common Stock. The LTIP Units do not realize their full economic value until certain conditions are met, as described beginning on page 36 of this Proxy Statement.

NONQUALIFIED DEFERRED COMPENSATION—FISCAL 2024

Certain of our named executive officers participate or participated in our 2005 Deferred Compensation Plan for Senior Executives, which was amended and restated as our 2013 Deferred Compensation Plan, effective January 1, 2013, referred to as our “Deferred Compensation Plan,” which also includes certain amounts deferred prior to 2005 under a predecessor plan. The following table provides information with respect to our named executive officers for the Deferred Compensation Plan for the fiscal year 2024.

Name	Executive Contributions in 2024 ($) (1)	Registrant Contributions in 2024 ($) (2)	Aggregate Earnings in 2024 ($) (3)	Aggregate Withdrawals/ Distributions during 2024 ($)	Aggregate Balance at 12/31/2024 ($) (4)
Jackson Hsieh	—	—	—	—	—
Daniel E. Swanstrom II	—	—	—	—	—
Douglas J. Healey	—	—	—	—	—
Ann C. Menard	656,250	56,250	214,519	—	1,963,400
Kenneth L. Volk	145,000	21,750	463,430	(328,069)	3,579,749
Thomas E. O’Hern	32,038	4,806	892,965	(1,311,791)	5,991,490
Scott W. Kingsmore	370,731	55,610	616,790	(186,309)	5,632,303

(1)	The amounts in this column are included in the “Salary” column of the Summary Compensation Table.

(2)	Our Company’s contributions to the Deferred Compensation Plan are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)

None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the Summary Compensation Table.

(4)

The balances shown represent compensation already reported in the Summary Compensation Table in this and prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.

Description of Our Deferred Compensation Plan

As of December 31, 2024, Ms. Menard and Messrs. O’Hern, Kingsmore and Volk had account balances under our Deferred Compensation Plan. Under the Deferred Compensation Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary and bonus to be earned during the following calendar year. Deferral of amounts earned in 2024 by participants were limited to 85% of base salary and 85% of bonus. Our Company will credit an amount equal to the compensation deferred by a participant to that participant’s deferral account under the Deferred Compensation Plan. In addition, our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the Deferred Compensation Plan. For 2024, our Company matched 15% of the amount of salary and bonus deferred by a participant up to a limit of 3% of the participant’s total salary and bonus.

Account balances under the Deferred Compensation Plan will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts credited to participants’ deferred accounts and Company matching accounts are at all times 100% vested. Participants will be eligible to receive distributions of the amounts credited to their accounts, at up to six different times that they may specify, in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plan. Changes to these elections may be made under limited circumstances. Under the Deferred Compensation Plan, key employees who have elected a payment at termination of employment must generally wait six months after termination, other than as a result of death, to receive a distribution. Our Company is contributing assets to a trust, which assets remain subject to the claims of our Company’s general creditors, to provide a source of funds for payment of our Company’s obligations under the Deferred Compensation Plan. Employees who are eligible to participate in the Deferred Compensation Plan may also be eligible for life insurance coverage in an amount equal to two times their annual salaries.

58 2025 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Upon Termination or Change in Control

The following section describes potential payments and benefits to our named executive officers under our compensation and benefit plans and arrangements had a termination of employment or a change in control of our Company occurred on December 31, 2024.

Our 2003 Incentive Plan contains provisions regarding the acceleration of vesting and modification of equity awards. The Compensation Committee is authorized to accelerate the vesting of and modify outstanding awards as well as authorize discretionary severance payments to our named executive officers upon termination.

Regardless of the manner in which a named executive officer’s employment terminates, they are entitled to receive all accrued, vested or earned but deferred compensation and benefits during their term of employment. The information below sets forth the additional payments and/or benefits to our named executive officers under the specified circumstances.

Severance Plan

The Severance Plan covers the Company’s Chief Executive Officer (the “Tier 1 Executive”), the senior executive officers (the “Tier 2 Executives”) and executive vice presidents (the “Tier 3 Executives” and, together with the Tier 1 Executive and Tier 2 Executives, the “Eligible Executives”) and provides that, if an Eligible Executive’s employment is terminated by the Company other than due to cause, death or disability, or by the Eligible Executive for good reason (collectively, a “Qualifying Termination”), in either case outside of the Change in Control Period (as defined below), the Eligible Executive will be eligible to receive the following severance benefits, subject to the Eligible Executive’s execution and the effectiveness of a separation agreement, including, among other things, a general release of claims in favor of the Company (the “Separation Agreement”): (i) an amount equal to the sum of (x) the Eligible Executive’s then-current base salary and (y) the average of the annual cash incentive bonuses awarded to the Eligible Executive in respect of the immediately preceding three years (or such lesser number of years the Eligible Executive has been employed, and if less than one year, the Eligible Executive’s target bonus) (such bonus amount, the “Bonus”), times a multiple equal to two (2) for a Tier 1 Executive, 1.5 for a Tier 2 Executive, and one (1) for a Tier 3 Executive, (ii) an amount equal to a pro-rated annual incentive bonus otherwise payable to the Eligible Executive under the Company’s applicable annual incentive bonus plan for the year of termination (the “Pro-Rata Bonus”), (iii) an amount equal to the product of (x) the total amount of the COBRA continuation (medical, vision and dental) monthly premium rate that would otherwise be payable by the Eligible Executive for such COBRA continuation for the Eligible Executive and any eligible dependents and (y) 24 for the Tier 1 Executive, 18 for a Tier 2 Executive and 12 for a Tier 3 Executive (the “COBRA Payment”) (the amounts in (i), (ii) and (iii), each to be paid in a lump sum), and (iv) the highest level of outplacement benefits pursuant to the Company’s outplacement services plan for senior executives in effect immediately prior to the Qualifying Termination, for a period of 12 months following the Qualifying Termination (the “Outplacement Services”). In addition, in connection with a Qualifying Termination outside of the Change in Control Period, subject to the execution of a Separation Agreement and compliance with certain restrictive covenants, 100% of the Eligible Executive’s unvested LTIP awards subject to time-based vesting conditions will immediately become fully vested as of the Executive’s termination date, and any outstanding and unvested LTIP awards subject to performance-based vesting will vest based on actual performance at the end of the applicable performance period. Notwithstanding the foregoing, if, the Eligible Executive’s employment with the Company is terminated due to death, disability, or retirement (as defined in the applicable LTIP unit award agreement), then, subject to the execution of a Separation Agreement and compliance with certain restrictive covenants, the Eligible Executive’s unvested LTIP awards subject to time-based vesting conditions will continue to vest following such termination in accordance with the applicable time-based vesting schedule; provided, however, 100% of Mr. Hsieh’s unvested LTIP awards subject to time-based vesting conditions will immediately become fully vested as of the date of his termination due to death, disability or retirement.

The Severance Plan also provides that if a Qualifying Termination occurs within the 24-month period following a change in control (the “Change in Control Period”), the Eligible Executive will be eligible to receive the following severance benefits, subject to the Eligible Executive’s execution and the effectiveness of a Separation Agreement: (i) an amount equal to three (3) multiplied by the sum of (x) the Eligible Executive’s then-current base salary or the base salary in effect immediately prior to the Change in Control Period, whichever is higher, and (y) the Eligible Executive’s Bonus, (ii) an amount equal to the Pro-Rata Bonus, and (iii) the COBRA Payment, but with the applicable multiplier to be 36 for each Eligible Executive (the amounts in (i), (ii) and (iii), each to be paid in a lump sum), and (iv) the Outplacement Services. In addition, in the case of outstanding and unvested LTIP awards subject to time-based vesting conditions, if a change in control occurs prior to the end of the applicable retention period, then, subject to the execution of a Separation Agreement and compliance with certain restrictive covenants, 100% of the Eligible Executive’s unvested LTIP awards subject to time-based vesting conditions will immediately become fully vested (A) upon a Qualifying Termination during the Change in Control Period, or (B) upon the Eligible Executive’s termination due to death, disability or retirement. In the case of the Eligible Executive’s outstanding and unvested

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

LTIP awards subject to performance-based vesting, if a change in control occurs prior to the end of the applicable performance period, then such awards will vest based on actual performance measured as of the change in control date.

Employment Agreement with Mr. Hsieh

On February 1, 2024, Mr. Hsieh entered into an Employment Agreement with our Company to serve as President and Chief Executive Officer effective March 1, 2024. The term of his employment agreement will expire (unless earlier terminated) on the third anniversary of the effective date (the “Term”) and automatically renew for additional one-year terms. During the employment term, Mr. Hsieh is entitled to receive a base salary at an annual rate of $1,000,000, subject to increase at the discretion of the Board or a committee thereof. Mr. Hsieh is eligible to receive an annual cash incentive bonus under the Company’s annual bonus plan targeted at 150% of his base salary (“Target Bonus”), upon the attainment of one or more pre-established performance goals established by the Board (or a committee thereof) in its sole discretion in consultation with Mr. Hsieh. Under his Employment Agreement, Mr. Hsieh’s 2024 Target Bonus was paid entirely in cash at target, without proration, before December 31, 2024. Any amounts payable above target based on the actual level of achievement of the applicable performance criteria was paid at the same time annual bonuses are paid to other senior executives of our Company, which for 2024 were criteria under the 2024 Scorecard discussed above. Additionally, Mr. Hsieh is eligible to receive long-term incentive awards under any applicable plan adopted by our Company, including the long-term incentive program (“LTI Program”) discussed above. His employment agreement also specifies that Mr. Hsieh’s target long-term incentive grant value is $6,500,000 beginning in 2024 and for each calendar year of the Term, with allocations between performance-based and time-based awards at 65% and 35%, respectively, and with vesting provisions and other terms the same as annual grants made to other senior executive officers. The employment agreement also provided Mr. Hsieh with a sign-on long-term incentive award of time-based LTIP Units on March 1, 2024, with a grant date fair value of $5,000,000 in accordance with the LTI Program, which vest over five years, with 50% vesting on March 1, 2027, 25% vesting on March 1, 2028 and 25% vesting on March 1, 2029, subject to Mr. Hsieh’s continued employment with the Company through the applicable vesting date.

Employment Agreement with Mr. Swanstrom

On October 31, 2024, Mr. Swanstrom entered into an Employment Agreement with our Company to serve as Senior Executive Vice President, Chief Financial Officer and Treasurer-Elect effective November 1, 2024. The term of his employment agreement will expire (unless earlier terminated) on the third anniversary of the effective date (the “Term”). During the employment term, Mr. Swanstrom is entitled to receive a base salary at an annual rate of $600,000, subject to increase at the discretion of the Board or a committee thereof. Mr. Swanstrom is eligible to receive an annual cash incentive bonus under the Company’s annual bonus plan targeted at 125% of his base salary (“Target Bonus”), upon the attainment of one or more pre-established performance goals established by the Board (or a committee thereof) in its sole discretion. Under his Employment Agreement, Mr. Swanstrom’s annual bonus for 2024 was paid entirely in cash, in the fixed amount of $375,000 before December 31, 2024. Mr. Swanstrom’s annual bonus for 2025 will be paid on or before December 31, 2025 in an amount no less than his 2025 Target Bonus, and any amount payable above target based on the actual level of achievement of the applicable performance criteria will be paid to Mr. Swanstrom at the same time annual bonuses for 2025 are paid to other senior executives of the Company. Additionally, Mr. Swanstrom is eligible to receive long-term incentive awards under any applicable plan adopted by our Company, including the LTI Program discussed above. His employment agreement also specifies that Mr. Swanstrom’s target long-term incentive grant value is $1,500,000 beginning in 2025 and for each calendar year of the Term, with allocations between performance-based and time-based awards at 50% and 50%, respectively, and with vesting provisions and other terms the same as annual grants made to other senior executive officers. Mr. Swanstrom’s Employment Agreement also provided him with a sign-on long-term incentive award of time-based LTIP Units on November 16, 2024, with a grant date fair value of $1,500,000 in accordance with the LTI Program, which vest over three years, with one-third vesting on November 30, 2025, one-third vesting on November 30, 2026 and one-third vesting on November 30, 2027, subject to Mr. Swanstrom’s continued employment with the Company through the applicable vesting date.

Consulting Agreement with Mr. Kingsmore

On December 31, 2024, Mr. Kingsmore entered into a Consulting Agreement with our Company pursuant to which Mr. Kingsmore served as an advisor to the Company from January 1, 2025 through March 31, 2025 in order to provide transitional services in exchange for a monthly consulting fee of $100,000, payable in three monthly installments. In connection with his departure, Mr. Kingsmore received payments and benefits, including vesting of unvested time-based equity awards, consistent with the Severance Plan in the case of a termination without cause. The total amount of Mr. Kingsmore’s cash severance payments was $2,310,023 and 47,326 time-based LTIP Units held by Mr. Kingsmore accelerated and vested in connection with his termination of employment. Consistent with the Severance Plan, Mr. Kingsmore’s performance-based LTIP Units remain outstanding and eligible to vest at the end of the applicable performance period based on actual performance.

60 2025 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Termination/Change in Control Payments Table

The following table quantifies the potential payments and benefits to the named executive officers under the Severance Plan, upon termination of employment or a change in control, assuming such event occurred on December 31, 2024. These numbers do not reflect the actual amounts that may be paid to such persons, which will only be known at the time that they become eligible for payment and will only be payable if the specified event occurs.

Items Not Reflected in Table

The following items are not reflected in the table set forth below:

•	Accrued salary and bonus.

•	Costs of COBRA or any other mandated governmental assistance program to former employees.

•	Welfare benefits, including life insurance, provided to all salaried employees.

•

Amounts outstanding under our 401(k) plan or any deferred compensation plan. There are no special or enhanced benefits under these plans for our named executive officers, and all of such participating officers are fully vested in these plans. See “Nonqualified Deferred Compensation – Fiscal 2024” table above.

Other Notes Applicable to the Table

•

For the accelerated vesting of the unvested service-based LTIP Units, the table reflects the intrinsic value of such acceleration. The value for each unvested LTIP Unit is $19.92, which represents the closing price of our Common Stock on the NYSE on December 31, 2024.

•	Life insurance amounts only reflect policies paid for by our Company and in effect on December 31, 2024.

•	The table assumes that a “disability” is of a long-term nature, which triggers vesting of unvested equity awards and the accelerated vesting determination of any unvested performance-based LTIP Units.

•

The “Termination without cause” and “Change in control/Termination” rows in the following table include a termination by our Company without cause and a termination for good reason by the named executive officer.

•

The amounts shown are only estimates of the amounts that would be payable to the executives upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

•

Mr. O’Hern and Mr. Kingsmore have been omitted from the table below as their employment with the Company terminated prior to December 31, 2024. In connection with his retirement effective February 29, 2024, Mr. O’Hern received a lump sum amount representing 36 months of payments of post-employment group health care plan continuing premiums, which amount is reported in the All Other Compensation column of the Summary Compensation Table above. In connection with his departure, Mr. Kingsmore received payments and benefits, including vesting of unvested service-based equity awards, consistent with the Severance Plan in the case of a termination without cause, as described above.

•

Mr. Volk has been omitted from the table below as his employment with the Company terminated on March 31, 2025. In connection with his departure, Mr. Volk received payments and benefits, including vesting of unvested service-based equity awards, consistent with the Severance Plan in the case of a termination by the executive for good reason. The total amount of Mr. Volk’s cash severance payments was $1,191,682 and 27,303 service-based LTIP Units held by Mr. Volk accelerated and vested in connection with his termination of employment. Consistent with the Severance Plan, Mr. Volk’s performance-based LTIP Units remain outstanding and eligible to vest at the end of the applicable performance period based on actual performance.

2025 PROXY STATEMENT 61

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

TERMINATION/CHANGE IN CONTROL PAYMENTS

	Cash Severance ($)		Miscellaneous Benefits ($)		Awards ($)		Life Insurance Proceeds ($)	Total ($)

Jackson Hsieh

Termination with cause	—		—		—		—	—

Qualifying termination	6,500,000	(1)	39,982	(2)	13,112,121	(3)	—	19,652,103

Resignation	—		—		—		—	—

Retirement	—		—		13,112,121	(3)	—	13,112,121

Death	383,548	(4)	—		13,211,121	(5)	2,000,000	15,594,669

Disability	383,548	(4)	—		13,211,121	(5)	—	13,211,121

Change in control/Termination	9,000,000	(6)	58,723	(7)	13,112,121	(3)	—	22,170,844

Daniel E. Swanstrom II

Termination with cause	—		—				—	—

Qualifying termination	2,775,000	(8)	30,612	(9)	1,541,788	(3)	—	4,347,400

Resignation	—		—		—		—	—

Retirement	—		—		1,541,788	(3)	—	1,541,788

Death	—		—		513,929	(5)	1,200,000	1,713,929

Disability	—		—		513,929	(5)	—	513,929

Change in control/Termination	4,800,000	(6)	58,723	(7)	1,541,788	(3)	—	6,400,511

Douglas J. Healey

Termination with cause	—		—		—		—	—

Qualifying termination	3,035,250	(8)	30,612	(9)	1,798,046	(3)	—	4,863,908

Resignation	—		—		—		—	—

Retirement	—		—		2,627,886	(3)	—	2,627,886

Death	—		—		2,038,706	(5)	1,200,000	3,238,706

Disability	—		—		2,038,706	(5)	—	2,038,706

Change in control/Termination	5,320,500	(6)	58,723	(7)	2,627,886	(3)	—	8,007,109

Ann C. Menard

Termination with cause	—		—		—		—	—

Qualifying termination	3,046,500	(8)	30,612	(9)	1,953,402	(3)	—	5,030,514

Resignation	—		—		—		—	—

Retirement	—		—		2,878,818	(3)	—	2,878,818

Death	—		—		2,217,926	(5)	1,200,000	3,417,926

Disability	—		—		2,217,926	(5)	—	2,217,926

Change in control/Termination	5,343,000	(6)	58,723	(7)	2,878,818	(3)	—	8,280,541

(1)

Represents an amount equal to (i) two times the sum of (x) the NEO’s base salary and (y) the NEO’s target annual cash incentive opportunity, plus (ii) the NEO’s target annual cash incentive opportunity, pro-rated for the number of days employed during the year of termination.

(2)

Represents (i) the monthly COBRA premium that would otherwise be payable by the NEO for COBRA continuation for the NEO and any eligible dependents, multiplied by 24, and (ii) outplacement services paid on behalf of the NEO for a period of 12 months following the date of termination.

(3)

Represents the value of acceleration of vesting of 100% of the NEO’s unvested and outstanding time-based LTIP Units. In the case of performance-based LTIP Units, such LTIP Units will continue to be eligible to be earned pursuant to the terms of the applicable LTIP Unit award agreement. This table assumes that performance-based LTIP Unit awards will be earned at the target level of performance.

(4)

Represents a pro-rated portion of the actual bonus paid to Mr. Hsieh with respect to 2024 performance that was in excess of the guaranteed bonus paid to him for 2024 pursuant to the terms of his Employment Agreement.

(5)

Represents the value of acceleration of vesting of any of the NEO’s unvested and outstanding time-based LTIP Units that would have vested on the first vesting date following the date of termination due to death or disability. In the case of performance-based LTIP Units, such LTIP Units will continue to vest pursuant to the terms of the applicable LTIP Unit award agreement. This table assumes that all performance-based LTIP Unit awards which continue to vest post-termination will achieve maximum performance.

(6)

Represents an amount equal to (i) three times the sum of (a) the NEO’s base salary and (b) the NEO’s target annual cash incentive opportunity, and (ii) the NEO’s target annual cash incentive opportunity, pro-rated for the number of days employed during the year of termination.

(7)

Represents (i) the monthly COBRA premiums that would otherwise be payable by the NEO for COBRA continuation for the NEO and any eligible dependents, multiplied by 36, and (ii) outplacement services paid on behalf of the NEO for a period of 12 months following the date of termination.

(8)

Represents an amount equal to (i) 1.5 times the sum of (x) the NEO’s base salary and (y) the NEO’s target annual cash incentive opportunity, plus (iii) the NEO’s target annual cash incentive opportunity, pro-rated for the number of days employed during the year of termination.

62 2025 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

(9)

Represents (i) the monthly COBRA premiums that would otherwise be payable by the NEO for COBRA continuation for the NEO and any eligible dependents, multiplied by 18, and (ii) outplacement services paid on behalf of the NEO for a period of 12 months following the date of termination.

CEO PAY RATIO

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC requires annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the CEO. We believe that executive pay should be internally consistent and equitable to motivate our employees to create stockholder value.

Effective March 1, 2024, Mr. O’Hern retired and Mr. Hsieh was appointed as President and Chief Executive Officer. When a company has had more than one principal executive officer in the same fiscal year, under item 402(u) of Regulation S-K, the compensation paid to the principal executive officer for purposes of calculating this ratio can either be (i) a combination of compensation paid to each principal executive officer during the fiscal year or (ii) the annualized compensation of the person who was serving as principal executive officer as of the date it used to select the median employee. Because Mr. Hsieh was our Chief Executive Officer as of December 31, 2024, the date we used to select our median employee, we chose to use Mr. Hsieh’s annualized 2024 compensation for our pay ratio disclosure. The annualized total compensation for 2024 for our CEO, Mr. Hsieh, was $14,561,774. Our median employee’s total compensation for 2024 was $133,040. As a result, we estimate that Mr. Hsieh’s 2024 total compensation was approximately 109 times that of our median employee.

Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K. We identified the median employee by examining 2024 total compensation consisting of base salary, annual bonus amounts, stock-based compensation (based on the grant date fair value of awards during 2024) and other incentive payments for all full-time, part-time, seasonal and hourly employees who were employed by our Company on December 31, 2024, other than our CEO. After identifying the median employee based on 2024 total compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the “Total” column in the Summary Compensation Table.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2025 PROXY STATEMENT 63

PAY VERSUS PERFORMANCE
The following tables set forth information concerning the compensation of our NEOs and our financial performance for the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K,
we are providing information about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and the other named executive officers (“NEOs”), as calculated in accordance with Item 402(v) of Regulation
S-K,
and certain financial performance measures. For additional information on our compensation programs and philosophy and how we design our compensation programs to align pay with performance, see “Compensation Discussion and Analysis” on page
25
of this proxy statement.
Pay Versus Performance Table

(a)	(b)			(c)	(d)	(e)	(f)	(g)	(h)	(i)

Year (1)	Summary Compensation Table Total for Jackson Hsieh	Compensation Actually Paid to Jackson Hsieh(2)(3)	Summary Compensation Table Total for Thomas O’Hern	Compensation Actually Paid to Thomas O’Hern (2)(3)	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs (2)(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net (Loss) Income ($mil.)	Same Center NOI Growth (excluding Lease Termination Income) (5)
							Total Shareholder Return	Peer Group Total Shareholder Return (4)

2024	$14,373,312	$13,656,145	$728,234	$10,141,662	$2,674,879	$3,500,215	$104.63	$124.22	($195.0)	0.2%

2023			$9,825,709	$11,517,786	$4,042,434	$4,724,185	$77.80	$108.96	($274.1)	4.5%

2022			$8,869,392	$(252,422)	$3,342,368	$877,865	$53.40	$98.55	($66.1)	7.5%

2021			$8,246,379	$10,266,668	$3,434,396	$4,143,732	$78.04	$113.65	$14.3	6.1%

2020			$8,375,998	$4,019,314	$2,896,357	$1,631,776	$46.32	$74.82	($230.2)	(21.6)%

(1)
Jackson Hsieh was appointed as President and Chief Executive Officer on March 1, 2024 and served as PEO for the remainder of 2024 and Thomas E. O’Hern retired as Chief Executive Officer February 29, 2024 and served as PEO in 2024 from January 1, 2024 through February 29, 2024. Thomas O’Hern served as the Company’s PEO for the entirety of 2020, 2021, 2022 and 2023. The Company’s other NEOs for the applicable years were as follows:

2024: Scott Kingsmore, Douglas Healey, Ann Menard, Daniel Swanstrom and Kenneth Volk.
2023, 2022, and 2021: Edward Coppola, Scott Kingsmore, Douglas Healey and Ann Menard
2020: Edward Coppola, Scott Kingsmore, Douglas Healey and Kenneth Volk

(2)
The amounts reported in column (c) and (e) represent the “compensation actually paid” (“CAP”) to our PEOs, and the average CAP to our other NEOs as a group, respectively, computed in accordance with Item 402(v) of Regulation
S-K,
but do not reflect the actual amount of compensation earned by or paid to our PEO or our other NEOs as a group in the applicable year. The fair value of time-based LTIP Units used to calculate CAP is based on our closing stock price on each valuation date and includes the value of accrued dividends, assuming reinvestment in additional LTIP Units. The fair value of performance-based LTIP Units used to calculate CAP is based on the fair value per share on each valuation date, which includes the estimated (or actual) performance results as of each valuation date for financial performance conditions and the Monte Carlo valuation for market conditions, as well as accrued dividends assuming reinvestment in additional LTIP Units.

(3)
In accordance with Item 402(v) of Regulation
S-K,
the following adjustments were made to the amount reported for our PEOs and our other NEOs as a group in the “Total” column of the Summary Compensation Table for each year to calculate
CAP
:

64 2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE

	2024 (1)(2)			2023 (1)(2)		2022 (1)(2)		2021 (1)(2)		2020 (1)(2)

	Hsieh	O’Hern	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs

Summary Compensation Table Total	$14,373,312	$728,234	$2,674,879	$9,825,709	$4,042,434	$8,869,392	$3,342,368	$8,246,379	$3,434,396	$8,375,998	$2,896,357

Minus Change in Pension Value Reported in Summary Compensation Table	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Plus Pension Value Service Cost	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Minus Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	($11,499,966)	($343,997)	$1,344,763	($5,999,983)	($1,774,986)	($5,999,975)	($1,774,984)	($4,499,985)	($1,462,492)	($5,999,968)	($1,518,730)

Plus (Minus) Year-End Fair Value of Awards Granted During Year that are Outstanding and Unvested at Year-End	$9,593,102	$164,298	$911,847	$2,884,910	$979,668	$1,506,347	$499,102	$5,389,360	$1,723,130	$1,746,585	$420,694

Plus (Minus) Year-over-Year Change in Fair Value of Awards Granted in Any Prior Year that are Outstanding and Unvested at Year-End	$0	$5,598,203	$566,375	$895,363	$244,815	($2,919,938)	($839,400)	$483,215	$126,226	($121,969)	($119,756)

Plus Fair Value at Vesting Date of Awards Granted and Vested During the Year	$920,523	$35,816	$20,853	$685,154	$302,605	$325,808	$143,894	$607,306	$293,531	$198,174	$66,882

Plus (Minus) Change in Fair Value from End of Prior Year to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Year	$0	$3,160,831	$360,723	$3,226,634	$929,649	($2,034,056)	($493,115)	$40,394	$28,941	($179,505)	($113,673)

Minus Fair Value at End of Prior Year of Awards Granted in Prior Years that were Forfeited During the Year	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$269,174	$798,277	$120,301	$0	$0	$0	$0	$0	$0	$0	$0

Note Compensation Actually Paid	$13,656,145	$10,141,662	$3,500,215	$11,517,786	$4,724,185	($252,422)	$877,865	$10,266,668	$4,143,732	$4,019,314	$1,631,776

(4)
Represents the cumulative total stockholder return (“TSR”) of the FTSE NAREIT Equity Retail Index, which is an industry index reported in the performance graph included in the Company’s 2024 Annual Report on Form
10-K,
for an initial investment of $100 on December 31, 2019 through and including the end of the fiscal year for each row in the table.

2025 PROXY STATEMENT 65

PAY VERSUS PERFORMANCE

(5)
We identified Same Center NOI Growth (Excluding Lease Termination Income) as our Company-Selected Metric for 2024 because it had the strongest alignment with the key attributes of our operating plan and we believe that it drives the creation of long-term stockholder value. Same Center NOI Growth (Excluding Lease Termination Income) was calculated using total Adjusted EBITDA and eliminating the impact of the management companies’ revenues and operating expenses, leasing expenses (including joint ventures at pro rata), the Company’s REIT general and administrative expenses and the straight-line and above/below market adjustments to minimum rents and subtracting out NOI from non-Same
Centers and excluding lease termination income. Adjusted EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests in our Operating Partnership, extraordinary items, loss (gain) on remeasurement, sale or write down of assets, loss (gain) on extinguishment of debt and preferred dividends and includes joint ventures at their pro rata share. In our 2024 proxy statement relating to 2023 performance, we instead identified FFO per Diluted Share as our Company-Selected Metric, which had been a focal point of our operating plan in 2023 and prior years
.

Performance Measures Used for Linking Pay and Performance.
The following is a list of performance measures, which in our assessment represent the most important performance measures used by our Company to link compensation actually paid to our PEOs and the NEOs for 2023. Each metric below is used for purposes of determining payouts under either our annual cash incentive program or vesting of our performance-based LTIP Units.

Same Center NOI Growth (excluding Lease Termination Income)
Year-end Reported Occupancy
Relative TSR
Re-development Goals
Leasing Goals
Net Debt Reduction
Environmental Initiatives
Please see our Compensation Discussion and Analysis on page
24
of this proxy statement for a further description of these metrics, how they are calculated, and how they are used in our executive compensation program.
Relationship between Compensation Actually Paid and Performance Measures
.
Relationship between CAP, TSR and Peer Group TSR
. Compensation actually paid to our PEOs and other NEOs is generally in alignment with our TSR both on an absolute basis and relative to the TSR of the FTSE Nareit Equity Retail Index, which is “Peer Group,” for each of the past four fiscal years. Compensation Actually Paid to our PEOs and our other NEOs was highest in 2024, 2023 and 2021, when our TSR was strongly positive and higher than the TSR of the FTSE Nareit Equity Retail Index. Compensation Actually Paid for our PEOs and our other NEOs was significantly lower in both 2020 and 2022, when our TSR was negative and lower than the TSR of the Peer Group Index. This general level of alignment is expected because a significant portion of the compensation actually paid is comprised of equity awards whose value is directly correlated with our TSR, and a significant portion of the equity awards are performance-based and tied either completely or in part to our TSR relative to a peer group with similar constituents to the companies in the FTSE Nareit Equity Retail Index.
Relationship between CAP and Net Income.
Net income is not used as a performance measure in our incentive plans. Net income includes real estate depreciation and amortization, which are non-cash
expenses that do not necessarily correlate to actual changes in the market value of our real estate portfolio. For these reasons, CAP amounts for our PEO and average other NEOs do not have a strong relationship to the Company’s net income.
Relationship between CAP and Same Center NOI Growth (excluding Lease Termination Income) (our Company-Selected Measure)
. Although Same Center NOI Growth (excluding Lease Termination Income) is an important operational metric to our business, and a measure used in our incentive plans (subject to further adjustment in some instances), compensation actually paid to our PEO and average other NEOs does not have a strong relationship to Same Center NOI Growth (excluding Lease Termination Income). The lack of correlation is partly because compensation actually paid for a given year is strongly influenced by our TSR during the year, which does not always correlate with year-over-year changes in Same Center NOI Growth (excluding Lease Termination Income). Compensation actually paid is also influenced by changes to levels of projected and actual achievement under our performance-based LTIP program (which are earned based on a range of operational and total shareholder return measures), as well as achievement of the other goals in our annual incentive plan.

66 2025 PROXY STATEMENT

AUDIT COMMITTEE MATTERS

EQUITY COMPENSATION PLAN INFORMATION

Our Company currently maintains two equity compensation plans for the granting of equity awards to directors, officers and employees: our 2003 Incentive Plan and our Deferral Plan. Our Company also maintains our Employee Stock Purchase Program (“ESPP”). Except as described in footnote (4) to the table, each of these plans has been approved by our Company’s stockholders.

The following table sets forth, for each of our Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2024.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options warrants and rights(1)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)

Equity compensation plans approved by stockholders	8,290,431	(2)	$54.56	7,373,674	(3)

Equity compensation plans not approved by stockholders	114,979		—	18,418	(4)

Total	8,405,410		$54.36	7,392,092

(1)	These weighted-average exercise prices do not reflect the shares that will be issued upon the payment of outstanding stock units, OP Units or LTIP Units.

(2)

Includes (a) 26,371 outstanding options with a weighted average exercise price of $54.56 and a weighted average term to expiration of 2.41 years and (b) 240,547 unvested restricted stock units. Also includes 8,023,513 LTIP Units (of which 2,391,933 were unvested and 5,631,580 were vested) which may be redeemed for shares under our 2003 Incentive Plan. This number of shares is presented before giving effect to the shares that will be purchased under our ESPP for the purchase period ending May 30, 2025.

(3)

Of these shares, 6,967,041 were available for options, SARs, restricted stock, stock units, stock bonuses, performance-based awards, dividend equivalent rights and OP Units or other units convertible into or exchangeable for Common Stock under our 2003 Incentive Plan and 406,633 were available for issuance under our ESPP.

(4)	These shares were available for the issuance of stock units under our Deferral Plan. See “Compensation of Non-Employee Directors” of this Proxy Statement for a description of our Deferral Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Brandt, Hash (ex officio) and Hirsch and Ms. Stephen each served as a member of the Compensation Committee during 2024. No member of the Compensation Committee is a past or present officer or employee of our Company or had any relationship with us requiring disclosure under SEC rules requiring disclosure of certain transactions with related persons. In addition, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officer of which served as a director or member of the Compensation Committee during 2024.

AUDIT COMMITTEE MATTERS

The Audit Committee presently is comprised of Ms. Laing (Chair), Mr. Hash (ex officio) and Mses. Lowenthal and Stephen. The Audit Committee met eight times in 2024. The principal responsibilities of and functions to be performed by the Audit Committee are established by the Audit Committee charter. The Audit Committee and our Board of Directors amended and restated the Audit Committee charter in July 2021 and such charter complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE listing standards. The Audit Committee reviews and reassesses the adequacy of its charter annually. Our Board of Directors has determined that each Audit Committee member is an independent director as defined by the NYSE listing standards for audit committee members and meets the financial literacy requirements of the NYSE listing standards. Our Board of Directors also has determined that Mr. Hash and Mses. Laing and Stephen are audit committee financial experts as defined by the Exchange Act. (See “The Board of Directors and its Committees—Director Independence” and “—Committee Charters.”)

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AUDIT COMMITTEE MATTERS

The following Report of the Audit Committee shall not be deemed soliciting material or to be filed under the Securities Act or the Exchange Act, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act, except to the extent our Company specifically requests that this Report be treated as soliciting material or specifically incorporates this Report by reference into a filing under either of such Acts. The Audit Committee members whose names appear on the Report of the Audit Committee were committee members during 2024.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of The Macerich Company, a Maryland corporation, assists our Board of Directors in performing its oversight responsibilities for our financial reporting process, audit process and internal controls, as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2024 with management. In addition, the Audit Committee discussed with representatives of our independent registered public accounting firm the matters required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence from our Company.

Based on the review and discussions with management and our independent registered public accounting firm described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

The Audit Committee

Diana M. Laing, Chair

Steven R. Hash, ex officio

Marianne Lowenthal

Andrea M. Stephen

PRINCIPAL ACCOUNTANT FEES AND SERVICES

For the years ended December 31, 2024 and 2023, our Company was billed by KPMG LLP for services in the following categories:

Audit Fees. Fees for audit services totaled $3,923,000 in 2024 and $3,698,000 in 2023, including fees associated with the annual audit of our Company and its subsidiaries and affiliates, audit of internal control over financial reporting, stand-alone audits of certain consolidated properties, the performance of interim reviews of our quarterly unaudited financial information and review of our registration statement and offering documents, including comfort letters and consents.

Audit-Related Fees. No fees for audit-related services were paid to KPMG LLP in 2024 or 2023.

Tax Fees. No fees for tax services were paid to KPMG LLP in 2024 or 2023.

All Other Fees. All other fees consist of an annual license fee of $3,560 and $3,560 in 2024 and 2023, respectively, for use of accounting research software.

Our Company has been advised by KPMG LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in our Company or its subsidiaries.

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AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE PRE-APPROVAL POLICY

Consistent with the SEC rules regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee approves a list of services and related fees expected to be rendered during any fiscal-year period within each of four categories of service:

Audit Services include audit work performed on the financial statements, including audit of the effectiveness of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including work associated with registration statements under the Securities Act, periodic reports and other SEC documents, including comfort letters and consents, statutory or other financial audit work for subsidiaries and consultations surrounding the proper application of financial accounting and/or reporting standards.

Audit-Related Services include assurance and related services that are reasonably related to performance of an audit or traditionally performed by our independent registered public accounting firm, including due diligence or agreed-upon procedures related to mergers, acquisitions, dispositions or refinancings, special procedures required to meet certain financial, accounting or regulatory requirements and accounting, regulatory or disclosure consultations.

Tax Services include tax return preparation, tax planning and related tax services, tax advice, tax compliance, tax reporting, year-end estimated taxable income and distribution projections and tax due diligence for REIT compliance and other tax issues.

Other Services include those permissible non-audit services that do not fall within the above categories and are routine and recurring services that would not impair the independence of our accountants.

The Audit Committee pre-approves our independent registered public accounting firm’s services within each category. In 2024, the Audit Committee pre-approved the retention of KPMG LLP to perform various audit and audit-related services for our Company as described above. For each proposed service, our independent registered public accounting firm is generally required to provide documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair our independent registered public accounting firm’s independence. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

2025 PROXY STATEMENT 69

PROPOSAL 2: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and the narrative discussion accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully under the Compensation Discussion and Analysis section, beginning on page 24 of this Proxy Statement, our executive compensation program is guided by the following philosophy and objectives:

•

Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards.

•

Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Compensation Committee believes strongly in linking compensation to performance and has designed our compensation program to deliver total pay that is primarily linked to overall business results while also recognizing individual performance. The Compensation Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company.

We urge our stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in more detail how our executive compensation policies and practices are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative discussion that accompanies the compensation tables which provide detailed information on the compensation of our named executive officers. The Compensation Committee and our Board believe that the policies and procedures described in the Compensation Discussion and Analysis have enabled our Company to attract, motivate and retain highly skilled executives whose performance and contributions have contributed to our Company’s success.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Act) and the related rules of the SEC, our Board will request your non-binding, advisory vote on the following resolution at our Annual Meeting:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This proposal to approve the compensation paid to our named executive officers is advisory in nature and, therefore, not binding on our Company, our Board or our Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional duty for, our Company, our Board or our Compensation Committee. However, the Compensation Committee, which is responsible for reviewing and approving the compensation for our executive officers and reviewing our overall compensation structure and philosophy, values input from our stockholders and will consider the result of the vote when making future compensation decisions for our named executive officers. Our Company’s current policy is to hold a non-binding, advisory vote on the compensation of our named executive officers every year. It is expected that the next such vote will occur at our 2026 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES. PROXIES RECEIVED WILL BE VOTED “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

70 2025 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. KPMG LLP has served as our independent registered public accounting firm continuously since 2010. In order to assure continuing external auditor independence, the Audit Committee periodically considers whether it is appropriate to adopt a policy of rotating the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee and its Chairperson are directly involved in the selection of KPMG LLP’s new lead engagement partner. Based on its most recent evaluation of KPMG LLP, the members of the Audit Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of our Company and its stockholders and has recommended that the stockholders ratify the appointment of KPMG LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Although ratification by stockholders is not required by law, our Board has determined that it is desirable to request approval of this appointment by our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company. In addition, if KPMG LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants. A representative of KPMG LLP will be present at our Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROXIES RECEIVED WILL BE VOTED “FOR” RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

2025 PROXY STATEMENT 71

ADDITIONAL MATTERS

SOLICITATION OF PROXIES

The cost of solicitation of Proxies for our Annual Meeting will be paid by our Company. Solicitation will be made primarily by mail, but our regular employees, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Innisfree M&A Incorporated will assist in the solicitation of Proxies and our Company anticipates a fee for proxy solicitation services of approximately $20,000 plus out-of-pocket costs. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send Proxy materials to and obtain Proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES

For a stockholder to present a matter at our Annual Meeting other than pursuant to Rule 14a-8 under the Exchange Act, including nominations for persons for election to our Board of Directors, our Secretary must have received written notice thereof not earlier than March 1, 2025 and not later than 5:00 p.m., Pacific Time, on March 31, 2025 (60 to 90 days prior to the first anniversary of our 2024 annual meeting of stockholders) as specified in our charter and Bylaws, and such notice must have satisfied the additional requirements set forth in our current Bylaws. Our Secretary did not receive any such notice.

For a stockholder to submit a proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for our annual meeting of stockholders in 2026, it must be received by our Company at our principal executive office by December 24, 2025. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals. For an eligible stockholder or group of stockholders to nominate a director nominee for election at our 2026 annual meeting of stockholders pursuant to the proxy access provision of our Bylaws, such eligible stockholder or group of stockholders must comply with the then current advance notice requirements in our Bylaws and deliver the proposal to our principal executive offices not earlier than March 4, 2026 and not later than 5:00 p.m., Pacific Time, on April 3, 2026 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. In addition, our Bylaws require the eligible stockholder or group of stockholders to update and supplement such information as of specified dates. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, Attn: Secretary.

A stockholder otherwise desiring to bring a proposal before the 2026 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to our Board of Directors) other than through the proxy access provisions of our Bylaws must comply with the then current advance notice and information requirements in our Bylaws, including the information required under Rule 14a-19 under the Exchange Act for any director nominee, and deliver the proposal to our principal executive offices not earlier than March 4, 2026 and not later than 5:00 p.m., Pacific Time, on April 3, 2026 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, Attn: Secretary. Copies of our charter and Bylaws may be obtained without charge by providing a written request to our Secretary at that address.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders that are beneficial holders of our Common Stock will be householding our Company’s proxy materials. If you hold your shares through a bank or broker and have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your bank or broker, or contact Broadridge Financial Solutions, Inc., toll-free at 1-800-542-1061 or at Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Our Company undertakes, upon oral

72 2025 PROXY STATEMENT

ADDITIONAL MATTERS

or written request, to deliver promptly a second copy of our Company’s proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders that currently receive multiple copies of the proxy materials at their address and would like to request householding of the communications should contact their bank or broker or The Macerich Company, Attn: Investor Relations, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by the SEC’s regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to our Company during and with respect to the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were satisfied on a timely basis, with the exception of a Form 4 filed on January 23, 2024 by Christopher Zecchini to report an award of restricted stock units under the 2003 Incentive Plan and a Form 3/A filed on March 24, 2025 by Enrique Hernandez, Jr. to report shares of common stock that were inadvertently omitted from his original Form 3 filing.

OTHER MATTERS

Our Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at our Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO OUR COMPANY.

FORWARD-LOOKING INFORMATION

Information set forth in our Proxy Statement and the accompanying materials contains “forward-looking statements” (within the meaning of the federal securities laws, Section 27A of the Securities Act and Section 21E of the Exchange Act) which can be identified by the use of words such as “will,” “expects,” “anticipates,” “assumes,” “believes,” “estimated,” “guidance,” “projects,” “scheduled” and similar expressions that do not relate to historical matters, and include expectations regarding the Company’s future operational results, the Company’s Path Forward Plan and its ability to meet the goals established under such plan, as well as the Company’s beliefs regarding its development, redevelopment and expansion activities and its acquisition, disposition and other strategies. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as global, national, regional and local economic and business conditions, including the impact of tariffs and elevated interest rates and inflation, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments; elevated interest rates and its impact on the financial condition and results of operations of the Company, including as a result of any increased borrowing costs on the Company’s outstanding floating-rate debt and defaults on mortgage loans availability, terms and cost of financing, and operating expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment (including elevated inflation, supply chain disruptions and construction delays), acquisitions and dispositions; adverse impacts from any pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company and its tenants; the liquidity of real estate investments; governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence which could adversely affect all of the above factors. You are directed to the Company’s various filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2024, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events unless required by law to do so.

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SCAN TO VIEW MATERIALS & VOTE AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 1, 2025 for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MAC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 1, 2025 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it promptly in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THE MACERICH COMPANY 401 WILSHIRE BLVD., SUITE 700 SANTA MONICA, CA 90401 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V64761-P28503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE MACERICH COMPANY The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of eight directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. For Against Abstain Nominees: 1a. Steven R. Hash 1b. Enrique Hernandez, Jr. 1c. Daniel J. Hirsch 1d. Jackson Hsieh 1e. Diana M. Laing 1f. Marianne Lowenthal 1g. Devin I. Murphy 1h. Andrea M. Stephen The Board of Directors recommends you vote FOR For Against Abstain Proposals 2 and 3. 2. Advisory vote to approve our named executive officer compensation as described in our Proxy Statement. 3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Proxies will be voted in the discretion of the persons named in this Proxy on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other representative, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V64762-P28503 THE MACERICH COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held on June 2, 2025 The undersigned stockholder(s) of The Macerich Company, a Maryland corporation (the "Company"), hereby appoint(s) Ann C. Menard and Daniel E. Swanstrom II, and each of them, as Proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/MAC2025, on June 2, 2025 at 9:00 a.m. EDT, and at any postponement(s) or adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is/are entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any Proxy heretofore given with respect to such meeting or any postponement(s) or adjournment(s) thereof. Note: It is possible that the originally scheduled time, day and/or location of the Annual Meeting of Stockholders may be changed. This Proxy will remain valid regardless of such changes. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director in Proposal 1 and "FOR" Proposals 2 and 3, each as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof. Continued and to be signed on reverse side